ABOUT THIS REPORT

This report is a presentation of AuguStar℠ Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in AuguStar℠ Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, realized gain (loss) resulting from units being sold, and change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

LINC - Lincoln Variable Insurance Products Trust - Standard Class

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CVTI - Calvert Variable Trust, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series - Service Shares

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios - Service Shares

AuguStar℠ Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2024

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
AVIP - AVIP Bond Subaccount	160,176	$2,663,947	$2,684,549	$2,684,549
AVIP - AVIP BlackRock Balanced Allocation Subaccount	186,304	5,197,093	7,018,053	7,018,053
AVIP - AVIP BlackRock Advantage International Equity Subaccount	533,909	7,360,783	8,457,125	8,457,125
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	362,051	7,285,389	6,611,055	6,611,055
AVIP - AVIP AB Small Cap Subaccount	745,105	12,152,580	10,520,879	10,520,879
AVIP - AVIP AB Mid Cap Core Subaccount	255,610	7,390,958	8,516,910	8,516,910
AVIP - AVIP S&P 500® Index Subaccount	861,570	25,412,498	38,391,580	38,391,580
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	76,033	1,244,797	1,525,218	1,525,218
AVIP - AVIP Federated High Income Bond Subaccount	130,590	2,371,560	2,495,568	2,495,568
AVIP - AVIP Nasdaq-100® Index Subaccount	436,091	7,390,474	7,736,259	7,736,259
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	875,630	26,684,377	34,254,645	34,254,645
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	138,788	3,447,599	3,401,691	3,401,691
AVIP - AVIP S&P MidCap 400® Index Subaccount	33,994	646,801	753,313	753,313
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	76,467	758,017	823,553	823,553
FIDS - VIP Government Money Market Subaccount	6,313,564	6,313,564	6,313,564	6,313,564
FID2 - VIP Mid Cap Subaccount	372,079	12,536,324	13,201,356	13,201,356
FID2 - VIP Contrafund® Subaccount	415,691	16,261,435	23,070,839	23,070,839
FID2 - VIP Growth Subaccount	117,603	9,244,788	10,906,515	10,906,515
FID2 - VIP Equity-Income Subaccount	143,866	3,286,798	3,668,571	3,668,571
FID2 - VIP Real Estate Subaccount	42,808	783,195	739,291	739,291
JASI - Janus Henderson Research Subaccount	128,560	4,329,783	7,636,491	7,636,491
JASI - Janus Henderson Global Research Subaccount	48,041	2,266,346	3,487,804	3,487,804
JASI - Janus Henderson Balanced Subaccount	46,761	1,680,230	2,395,082	2,395,082
JASS - Janus Henderson Research Subaccount	75,521	2,462,209	4,262,407	4,262,407
JASS - Janus Henderson Global Research Subaccount	41,434	2,000,890	2,899,152	2,899,152
JASS - Janus Henderson Balanced Subaccount	113,666	4,627,500	6,182,300	6,182,300
JASS - Janus Henderson Overseas Subaccount	98,972	3,528,283	4,134,055	4,134,055
LEGI - ClearBridge Variable Dividend Strategy Subaccount	31,289	666,606	663,332	663,332
LEGI - ClearBridge Variable Large Cap Value Subaccount	40,042	823,277	780,811	780,811
ASVT - VT Opportunity Subaccount	8,435	192,289	226,557	226,557
ASVT - VT Discovery SMID Cap Growth Subaccount	16,406	369,734	396,536	396,536
MSV2 - VIF Growth Subaccount	189,894	3,635,562	2,812,334	2,812,334
GSVI - Large Cap Value Subaccount	370,245	3,480,051	3,191,515	3,191,515
GSVI - U.S. Equity Insights Subaccount	51,891	949,761	1,125,005	1,125,005
GSVI - Strategic Growth Subaccount	112,085	1,456,854	1,724,987	1,724,987
GSVS - Large Cap Value Subaccount	32,051	293,615	276,597	276,597
GSVS - U.S. Equity Insights Subaccount	337	6,776	7,389	7,389
GSVS - Strategic Growth Subaccount	17,617	225,304	267,247	267,247
LAZS - Emerging Markets Equity Subaccount	170,036	3,442,236	3,681,286	3,681,286
LAZS - U.S. Small Cap Equity Select Subaccount	205,596	3,150,707	2,972,924	2,972,924
LAZS - International Equity Subaccount	45,600	434,958	424,531	424,531
PRS2 - PSF PGIM Jennison Growth Subaccount	7,727	772,841	1,341,085	1,341,085
PRS2 - PSF PGIM Jennison Blend Subaccount	39,157	3,591,198	4,638,909	4,638,909
LINC - LVIP JPMorgan Small Cap Core Subaccount	28,413	589,829	616,394	616,394
LINC - LVIP JPMorgan Mid Cap Value Subaccount	412,588	4,020,694	4,021,080	4,021,080
MFSI - New Discovery Subaccount	50,261	745,257	540,308	540,308
MFSI - Mid Cap Growth Subaccount	198,472	1,691,733	1,559,988	1,559,988
MFSI - Total Return Subaccount	146,309	3,321,007	3,312,431	3,312,431
MFS2 - Massachusetts Investors Growth Stock Subaccount	13,913	288,450	324,595	324,595
PVIA - Real Return Subaccount	236,821	2,987,761	2,725,812	2,725,812
PVIA - Total Return Subaccount	310,604	3,213,093	2,807,864	2,807,864
PVIA - Global Bond Opportunities Subaccount	123,034	1,365,005	1,136,831	1,136,831
PVIA - CommodityRealReturn® Strategy Subaccount	56,074	419,075	305,601	305,601
CVTI - CVT S&P 500® Index Subaccount (a)	824	109,325	166,247	166,247
BNYS - Appreciation Subaccount	23,147	900,230	824,965	824,965
ROYI - Small-Cap Subaccount	574,612	5,120,491	5,412,849	5,412,849
ROYI - Micro-Cap Subaccount	317,790	3,118,245	3,098,455	3,098,455
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	14,952	519,159	491,782	491,782
NBAS - AMT Mid Cap Intrinsic Value Subaccount	7,221	132,193	147,301	147,301
FRT2 - Franklin Income VIP Subaccount	189,795	2,795,140	2,725,455	2,725,455
FRT2 - Franklin DynaTech VIP Subaccount	158,482	815,334	882,747	882,747

AuguStar℠ Variable Account R

Statements of Assets and Contract Owners’ Equity (continued)	December 31, 2024

			Assets	Contract owners’ equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
FRT2 - Templeton Foreign VIP Subaccount	63,842	$875,729	$878,472	$878,472
FRT4 - Franklin Income VIP Subaccount	34,098	500,611	506,695	506,695
FRT4 - Franklin DynaTech VIP Subaccount	40,572	159,658	197,179	197,179
FRT4 - Templeton Foreign VIP Subaccount	11,357	157,138	159,792	159,792
FRT4 - Franklin Allocation VIP Subaccount	16,665	100,458	90,822	90,822
FEDS - Kaufmann Fund II Subaccount	38,138	702,820	676,570	676,570
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	83,027	879,032	846,877	846,877
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	18,427	194,212	190,532	190,532
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	115,773	1,249,549	1,290,874	1,290,874
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	291,421	3,145,529	3,599,044	3,599,044
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	107,842	1,323,586	1,658,613	1,658,613
IVYV - Macquarie VIP Asset Strategy Subaccount (a)	103,800	991,516	964,301	964,301
IVYV - Macquarie VIP Natural Resources Subaccount (a)	121,306	559,305	539,812	539,812
IVYV - Macquarie VIP Science and Technology Subaccount (a)	133,228	3,464,177	3,875,608	3,875,608

(a)	Name change effective on May 1, 2024:

CVTI - CVT S&P 500® Index Subaccount formerly known as CALI - VP S&P 500 Index Subaccount

IVYV - Macquarie VIP Asset Strategy Subaccount formerly known as IVYV - Delaware Ivy VIP Asset Strategy Subaccount

IVYV - Macquarie VIP Natural Resources Subaccount formerly known as IVYV - Delaware Ivy VIP Natural Resources Subaccount

IVYV - Macquarie VIP Science and Technology Subaccount formerly known as IVYV - Delaware Ivy VIP Science and Technology Subaccount

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Operations	For the Period Ended December 31, 2024

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners’ equity from operations
AVIP - AVIP Bond Subaccount	$95,456	$(12,422)	$83,034	$0	$7,316	$(40,713)	$(33,397)	$49,637
AVIP - AVIP BlackRock Balanced Allocation Subaccount	113,817	(48,260)	65,557	118,554	406,661	620,547	1,027,208	1,211,319
AVIP - AVIP BlackRock Advantage International Equity Subaccount	215,337	(46,336)	169,001	0	197,466	124,780	322,246	491,247
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	0	(40,428)	(40,428)	450,715	(281,444)	1,587,780	1,306,336	1,716,623
AVIP - AVIP AB Small Cap Subaccount	44,376	(70,016)	(25,640)	0	(312,719)	1,605,776	1,293,057	1,267,417
AVIP - AVIP AB Mid Cap Core Subaccount	38,861	(57,090)	(18,229)	0	135,692	971,407	1,107,099	1,088,870
AVIP - AVIP S&P 500® Index Subaccount	441,757	(215,845)	225,912	2,596,879	2,605,742	2,591,544	5,197,286	8,020,077
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	23,306	(6,024)	17,282	28,755	29,829	131,054	160,883	206,920
AVIP - AVIP Federated High Income Bond Subaccount	155,132	(7,120)	148,012	0	48,921	(37,410)	11,511	159,523
AVIP - AVIP Nasdaq-100® Index Subaccount	33,940	(33,217)	723	1,334,842	111,504	129,179	240,683	1,576,248
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	284,525	(197,473)	87,052	811,869	974,873	5,597,876	6,572,749	7,471,670
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2,659	(15,013)	(12,354)	0	(24,235)	362,881	338,646	326,292
AVIP - AVIP S&P MidCap 400® Index Subaccount	7,334	(2,726)	4,608	28,197	12,602	33,875	46,477	79,282
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	1,846	(4,724)	(2,878)	79,182	3,509	106,577	110,086	186,390
FIDS - VIP Government Money Market Subaccount	220,912	(17,915)	202,997	0	554	0	554	203,551
FID2 - VIP Mid Cap Subaccount	44,959	(56,774)	(11,815)	1,744,614	233,293	18,956	252,249	1,985,048
FID2 - VIP Contrafund® Subaccount	7,185	(112,821)	(105,636)	2,682,263	1,223,832	2,205,037	3,428,869	6,005,496
FID2 - VIP Growth Subaccount	0	(51,904)	(51,904)	2,355,489	283,158	(31,917)	251,241	2,554,826
FID2 - VIP Equity-Income Subaccount	58,253	(14,670)	43,583	218,845	63,181	165,576	228,757	491,185
FID2 - VIP Real Estate Subaccount	28,877	(1,988)	26,889	0	(13,528)	16,666	3,138	30,027
JASI - Janus Henderson Research Subaccount	2,103	(53,061)	(50,958)	200,011	278,351	1,597,666	1,876,017	2,025,070
JASI - Janus Henderson Global Research Subaccount	25,564	(25,610)	(46)	108,762	126,165	442,911	569,076	677,792
JASI - Janus Henderson Balanced Subaccount	48,751	(17,880)	30,871	0	100,114	191,764	291,878	322,749
JASS - Janus Henderson Research Subaccount	0	(20,457)	(20,457)	116,280	110,016	906,902	1,016,918	1,112,741
JASS - Janus Henderson Global Research Subaccount	16,784	(10,048)	6,736	92,201	207,926	265,410	473,336	572,273
JASS - Janus Henderson Balanced Subaccount	107,788	(16,967)	90,821	0	409,298	347,957	757,255	848,076
JASS - Janus Henderson Overseas Subaccount	56,816	(8,632)	48,184	0	156,652	43,116	199,768	247,952
LEGI - ClearBridge Variable Dividend Strategy Subaccount	8,264	(2,170)	6,094	68,680	2,508	16,928	19,436	94,210
LEGI - ClearBridge Variable Large Cap Value Subaccount	9,762	(3,824)	5,938	114,812	8,992	(69,807)	(60,815)	59,935
ASVT - VT Opportunity Subaccount	106	(1,667)	(1,561)	22,085	2,506	6,077	8,583	29,107
ASVT - VT Discovery SMID Cap Growth Subaccount	0	(3,019)	(3,019)	0	(631)	66,478	65,847	62,828
MSV2 - VIF Growth Subaccount	0	(9,414)	(9,414)	0	(372,082)	1,237,681	865,599	856,185

AuguStar℠ Variable Account R

Statements of Operations (continued)	For the Period Ended December 31, 2024

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners’ equity from operations
GSVI - Large Cap Value Subaccount	$44,883	$(14,994)	$29,889	$387,538	$(17,483)	$87,976	$70,493	$487,920
GSVI - U.S. Equity Insights Subaccount	6,854	(5,460)	1,394	148,079	19,924	81,760	101,684	251,157
GSVI - Strategic Growth Subaccount	0	(8,632)	(8,632)	126,271	16,196	287,496	303,692	421,331
GSVS - Large Cap Value Subaccount	3,153	(1,151)	2,002	32,976	5,689	10,254	15,943	50,921
GSVS - U.S. Equity Insights Subaccount	29	11	40	965	4,375	210	4,585	5,590
GSVS - Strategic Growth Subaccount	0	(1,119)	(1,119)	18,943	10,911	42,144	53,055	70,879
LAZS - Emerging Markets Equity Subaccount	131,063	(11,820)	119,243	0	50,655	97,779	148,434	267,677
LAZS - U.S. Small Cap Equity Select Subaccount	0	(8,822)	(8,822)	102,766	(26,483)	222,496	196,013	289,957
LAZS - International Equity Subaccount	12,616	(1,724)	10,892	1,021	1,444	15,352	16,796	28,709
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(5,050)	(5,050)	0	79,171	207,657	286,828	281,778
PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	0	(19,590)	(19,590)	0	137,178	894,810	1,031,988	1,012,398
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	4,927	(2,463)	2,464	9,299	(395)	53,154	52,759	64,522
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	49,261	(16,136)	33,125	617,594	47,864	(184,465)	(136,601)	514,118
MFSI - New Discovery Subaccount	0	(3,255)	(3,255)	0	(76,089)	114,323	38,234	34,979
MFSI - Mid Cap Growth Subaccount	0	(6,168)	(6,168)	112,390	(22,753)	122,154	99,401	205,623
MFSI - Total Return Subaccount	78,729	(10,366)	68,363	168,872	12,603	(8,109)	4,494	241,729
MFS2 - Massachusetts Investors Growth Stock Subaccount	685	(3,204)	(2,519)	47,662	26,883	846	27,729	72,872
PVIA - Real Return Subaccount	73,701	(1,989)	71,712	0	(28,443)	17,104	(11,339)	60,373
PVIA - Total Return Subaccount	115,468	(6,687)	108,781	0	(100,795)	57,077	(43,718)	65,063
PVIA - Global Bond Opportunities Subaccount	41,513	(1,869)	39,644	0	(36,367)	(11,181)	(47,548)	(7,904)
PVIA - CommodityRealReturn® Strategy Subaccount	6,791	(844)	5,947	0	(21,527)	27,254	5,727	11,674
CVTI - CVT S&P 500® Index Subaccount	1,928	(1,182)	746	8,686	4,246	19,221	23,467	32,899
BNYS - Appreciation Subaccount	1,396	(3,516)	(2,120)	53,269	(41,845)	81,942	40,097	91,246
ROYI - Small-Cap Subaccount	65,329	(20,429)	44,900	220,806	84,072	(179,477)	(95,405)	170,301
ROYI - Micro-Cap Subaccount	0	(8,600)	(8,600)	208,575	(7,465)	185,899	178,434	378,409
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	7,852	(1,567)	6,285	2,719	(428)	(5,074)	(5,502)	3,502
NBAS - AMT Mid Cap Intrinsic Value Subaccount	385	(702)	(317)	3,815	2,222	5,265	7,487	10,985
FRT2 - Franklin Income VIP Subaccount	143,807	(9,708)	134,099	11,782	(16,277)	52,686	36,409	182,290
FRT2 - Franklin DynaTech VIP Subaccount	0	(3,649)	(3,649)	0	(2,598)	202,615	200,017	196,368
FRT2 - Templeton Foreign VIP Subaccount	21,801	(2,813)	18,988	0	8,039	(36,625)	(28,586)	(9,598)
FRT4 - Franklin Income VIP Subaccount	40,908	(1,157)	39,751	3,409	13,157	11,511	24,668	67,828
FRT4 - Franklin DynaTech VIP Subaccount	0	(1,078)	(1,078)	0	1,127	46,110	47,237	46,159
FRT4 - Templeton Foreign VIP Subaccount	4,373	(195)	4,178	0	3,825	(7,398)	(3,573)	605
FRT4 - Franklin Allocation VIP Subaccount	1,669	(375)	1,294	0	(622)	6,421	5,799	7,093
FEDS - Kaufmann Fund II Subaccount	3,983	(1,799)	2,184	18,576	(2,928)	76,967	74,039	94,799
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	19,393	(3,348)	16,045	0	(5,671)	26,963	21,292	37,337
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	4,189	(1,096)	3,093	1,215	(233)	8,367	8,134	12,442
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	22,525	(6,243)	16,282	12,075	2,401	84,249	86,650	115,007
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	52,400	(16,862)	35,538	72,107	94,141	227,904	322,045	429,690
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	20,703	(2,756)	17,947	23,979	13,417	153,502	166,919	208,845
IVYV - Macquarie VIP Asset Strategy Subaccount	18,343	(4,325)	14,018	36,672	(2,460)	66,878	64,418	115,108
IVYV - Macquarie VIP Natural Resources Subaccount	35,073	(1,861)	33,212	0	6,198	(40,751)	(34,553)	(1,341)
IVYV - Macquarie VIP Science and Technology Subaccount	0	(16,868)	(16,868)	109,001	21,713	834,305	856,018	948,151

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Bond Subaccount	AVIP - AVIP Bond Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$83,034	$71,668	$65,557	$56,970	$169,001	$250,682
Reinvested capital gains	0	0	118,554	0	0	0
Realized gain (loss)	7,316	(4,794)	406,661	455,965	197,466	82,193
Change in unrealized gain (loss)	(40,713)	135,200	620,547	1,012,312	124,780	1,045,419
Net increase (decrease) in contract owners’ equity from operations	49,637	202,074	1,211,319	1,525,247	491,247	1,378,294
Equity transactions:
Contract purchase payments	101,108	110,764	224,666	270,427	338,237	359,581
Transfers (to) and from other subaccounts	473	34,993	122,560	(4,620)	(133,152)	(16,801)
Transfers (to) and from fixed dollar contract	(19,461)	22,468	(27,426)	35,108	(37,037)	(6,146)
Withdrawals, surrenders and death benefit payments	(81,378)	(161,383)	(1,187,813)	(3,017,382)	(444,324)	(412,567)
Surrender charges (note 2)	0	(884)	(123)	(41)	(79)	(996)
Lapse charges (note 2)	(33)	0	0	0	0	(18)
Cost of insurance and other administrative fees (note 2)	(113,209)	(133,343)	(350,283)	(396,419)	(396,266)	(431,804)
Net equity transactions	(112,500)	(127,385)	(1,218,419)	(3,112,927)	(672,621)	(508,751)
Net change in contract owners’ equity	(62,863)	74,689	(7,100)	(1,587,680)	(181,374)	869,543
Contract owners’ equity:
Beginning of period	2,747,412	2,672,723	7,025,153	8,612,833	8,638,499	7,768,956
End of period	$2,684,549	$2,747,412	$7,018,053	$7,025,153	$8,457,125	$8,638,499

Change in units:
Beginning units	58,804	61,494	79,419	117,063	270,570	287,278
Units purchased	4,695	7,278	5,310	5,423	17,172	21,603
Units redeemed	(6,951)	(9,968)	(17,838)	(43,067)	(36,651)	(38,311)
Ending units	56,548	58,804	66,891	79,419	251,091	270,570

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(40,428)	$(33,726)	$(25,640)	$(67,074)	$(18,229)	$(16,796)
Reinvested capital gains	450,715	555,594	0	0	0	0
Realized gain (loss)	(281,444)	(515,293)	(312,719)	(914,350)	135,692	(105,152)
Change in unrealized gain (loss)	1,587,780	1,856,880	1,605,776	2,489,793	971,407	1,360,485
Net increase (decrease) in contract owners’ equity from operations	1,716,623	1,863,455	1,267,417	1,508,369	1,088,870	1,238,537
Equity transactions:
Contract purchase payments	137,078	160,161	216,499	229,904	198,997	209,466
Transfers (to) and from other subaccounts	(79,460)	70,088	(59,383)	(22,022)	(169,045)	(62,547)
Transfers (to) and from fixed dollar contract	(635,455)	(12,216)	(71,647)	(75,406)	(143,616)	(138,328)
Withdrawals, surrenders and death benefit payments	(524,574)	(678,363)	(585,789)	(945,104)	(661,597)	(510,976)
Surrender charges (note 2)	(7,595)	(7,211)	(2,484)	(2,278)	(15)	(923)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(221,916)	(221,271)	(339,411)	(385,183)	(310,441)	(350,324)
Net equity transactions	(1,331,922)	(688,812)	(842,215)	(1,200,089)	(1,085,717)	(853,632)
Net change in contract owners’ equity	384,701	1,174,643	425,202	308,280	3,153	384,905
Contract owners’ equity:
Beginning of period	6,226,354	5,051,711	10,095,677	9,787,397	8,513,757	8,128,852
End of period	$6,611,055	$6,226,354	$10,520,879	$10,095,677	$8,516,910	$8,513,757

Change in units:
Beginning units	127,364	142,970	168,275	189,802	110,553	122,632
Units purchased	4,402	7,711	6,306	6,678	4,205	4,906
Units redeemed	(27,500)	(23,317)	(19,347)	(28,205)	(17,191)	(16,985)
Ending units	104,266	127,364	155,234	168,275	97,567	110,553

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP Federated High Income Bond Subaccount	AVIP - AVIP Federated High Income Bond Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$225,912	$203,811	$17,282	$21,514	$148,012	$128,935
Reinvested capital gains	2,596,879	1,372,800	28,755	14,927	0	0
Realized gain (loss)	2,605,742	1,621,260	29,829	19,312	48,921	19,090
Change in unrealized gain (loss)	2,591,544	4,353,391	131,054	114,909	(37,410)	123,047
Net increase (decrease) in contract owners’ equity from operations	8,020,077	7,551,262	206,920	170,662	159,523	271,072
Equity transactions:
Contract purchase payments	727,468	822,545	33,173	40,249	67,581	75,019
Transfers (to) and from other subaccounts	436	(114,652)	8,688	(95,918)	139,163	36,986
Transfers (to) and from fixed dollar contract	(172,609)	(396,828)	(7,340)	19,916	(39,498)	14,576
Withdrawals, surrenders and death benefit payments	(4,839,220)	(3,408,272)	(60,224)	(155,795)	(114,384)	(197,666)
Surrender charges (note 2)	(20,482)	(3,035)	(121)	(12)	(144)	(1,419)
Lapse charges (note 2)	(93)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(901,256)	(954,071)	(51,432)	(55,266)	(100,482)	(103,877)
Net equity transactions	(5,205,756)	(4,054,313)	(77,256)	(246,826)	(47,764)	(176,381)
Net change in contract owners’ equity	2,814,321	3,496,949	129,664	(76,164)	111,759	94,691
Contract owners’ equity:
Beginning of period	35,577,259	32,080,310	1,395,554	1,471,718	2,383,809	2,289,118
End of period	$38,391,580	$35,577,259	$1,525,218	$1,395,554	$2,495,568	$2,383,809

Change in units:
Beginning units	448,137	504,250	46,331	54,983	69,460	74,601
Units purchased	22,062	26,412	2,788	3,986	20,763	6,959
Units redeemed	(79,054)	(82,525)	(5,047)	(12,638)	(21,398)	(12,100)
Ending units	391,145	448,137	44,072	46,331	68,825	69,460

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$723	$2,083	$87,052	$126,437	$(12,354)	$(14,939)
Reinvested capital gains	1,334,842	496,424	811,869	98,996	0	0
Realized gain (loss)	111,504	(77,187)	974,873	(167,658)	(24,235)	(91,641)
Change in unrealized gain (loss)	129,179	1,873,539	5,597,876	6,393,458	362,881	685,523
Net increase (decrease) in contract owners’ equity from operations	1,576,248	2,294,859	7,471,670	6,451,233	326,292	578,943
Equity transactions:
Contract purchase payments	68,703	133,067	779,686	836,204	67,573	72,889
Transfers (to) and from other subaccounts	27,974	659,800	(540,813)	(172,154)	(123,908)	(35,236)
Transfers (to) and from fixed dollar contract	(73,408)	(96,153)	(409,451)	(41,258)	4,919	(32,453)
Withdrawals, surrenders and death benefit payments	(417,612)	(307,651)	(2,511,600)	(1,887,551)	(189,250)	(121,983)
Surrender charges (note 2)	(5,038)	(3,466)	(469)	(4,769)	(2,695)	(1,583)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(131,744)	(125,486)	(1,257,726)	(1,328,764)	(90,146)	(99,449)
Net equity transactions	(531,125)	260,111	(3,940,373)	(2,598,292)	(333,507)	(217,815)
Net change in contract owners’ equity	1,045,123	2,554,970	3,531,297	3,852,941	(7,215)	361,128
Contract owners’ equity:
Beginning of period	6,691,136	4,136,166	30,723,348	26,870,407	3,408,906	3,047,778
End of period	$7,736,259	$6,691,136	$34,254,645	$30,723,348	$3,401,691	$3,408,906

Change in units:
Beginning units	142,229	134,780	597,422	652,633	101,215	108,039
Units purchased	9,910	26,489	22,641	31,413	6,796	4,554
Units redeemed	(19,976)	(19,040)	(88,559)	(86,624)	(15,744)	(11,378)
Ending units	132,163	142,229	531,504	597,422	92,267	101,215

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$4,608	$1,319	$(2,878)	$(1,825)	$202,997	$223,080
Reinvested capital gains	28,197	24,423	79,182	3,104	0	0
Realized gain (loss)	12,602	51,183	3,509	(10,824)	554	(1,190)
Change in unrealized gain (loss)	33,875	17,189	106,577	131,401	0	0
Net increase (decrease) in contract owners’ equity from operations	79,282	94,114	186,390	121,856	203,551	221,890
Equity transactions:
Contract purchase payments	24,672	25,449	3,396	4,156	183,021	182,465
Transfers (to) and from other subaccounts	83,496	11,096	133,787	312,885	3,244,109	543,285
Transfers (to) and from fixed dollar contract	(3,554)	3,360	(7,951)	(9,583)	(211,019)	62,186
Withdrawals, surrenders and death benefit payments	(3,457)	(264,795)	(10,389)	(38)	(1,557,028)	(1,324,953)
Surrender charges (note 2)	0	(154)	0	0	(5,139)	(1,031)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(16,208)	(19,236)	(45,400)	(24,289)	(305,538)	(326,643)
Net equity transactions	84,949	(244,280)	73,443	283,131	1,348,406	(864,691)
Net change in contract owners’ equity	164,231	(150,166)	259,833	404,987	1,551,957	(642,801)
Contract owners’ equity:
Beginning of period	589,082	739,248	563,720	158,733	4,761,607	5,404,408
End of period	$753,313	$589,082	$823,553	$563,720	$6,313,564	$4,761,607

Change in units:
Beginning units	23,423	33,698	8,848	3,481	216,107	255,150
Units purchased	6,280	2,251	1,988	6,039	334,447	201,622
Units redeemed	(3,097)	(12,526)	(900)	(672)	(275,611)	(240,665)
Ending units	26,606	23,423	9,936	8,848	274,943	216,107

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(11,815)	$(7,812)	$(105,636)	$(40,641)	$(51,904)	$(37,024)
Reinvested capital gains	1,744,614	338,300	2,682,263	633,547	2,355,489	377,682
Realized gain (loss)	233,293	(19,085)	1,223,832	418,145	283,158	87,239
Change in unrealized gain (loss)	18,956	1,281,605	2,205,037	3,810,370	(31,917)	1,855,606
Net increase (decrease) in contract owners’ equity from operations	1,985,048	1,593,008	6,005,496	4,821,421	2,554,826	2,283,503
Equity transactions:
Contract purchase payments	275,303	295,060	323,664	351,471	127,239	132,555
Transfers (to) and from other subaccounts	(99,689)	(74,946)	(21,828)	(56,976)	241,487	246,367
Transfers (to) and from fixed dollar contract	(203,021)	(84,160)	(301,934)	(152,933)	(113,752)	(27,206)
Withdrawals, surrenders and death benefit payments	(756,918)	(845,976)	(1,252,603)	(949,823)	(411,814)	(315,852)
Surrender charges (note 2)	(26,042)	(4,512)	(57)	(2,567)	(4,903)	(3,033)
Lapse charges (note 2)	0	(37)	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(381,769)	(410,809)	(605,155)	(583,384)	(180,662)	(168,821)
Net equity transactions	(1,192,136)	(1,125,380)	(1,857,913)	(1,394,212)	(342,405)	(135,990)
Net change in contract owners’ equity	792,912	467,628	4,147,583	3,427,209	2,212,421	2,147,513
Contract owners’ equity:
Beginning of period	12,408,444	11,940,816	18,923,256	15,496,047	8,694,094	6,546,581
End of period	$13,201,356	$12,408,444	$23,070,839	$18,923,256	$10,906,515	$8,694,094

Change in units:
Beginning units	190,723	209,139	329,268	356,265	201,228	204,376
Units purchased	10,169	9,676	20,259	17,339	10,755	15,266
Units redeemed	(26,415)	(28,092)	(46,437)	(44,336)	(16,446)	(18,414)
Ending units	174,477	190,723	303,090	329,268	195,537	201,228

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$43,583	$43,466	$26,889	$13,424	$(50,958)	$(33,520)
Reinvested capital gains	218,845	99,293	0	32,647	200,011	0
Realized gain (loss)	63,181	32,393	(13,528)	(37,683)	278,351	139,610
Change in unrealized gain (loss)	165,576	143,574	16,666	62,621	1,597,666	1,834,131
Net increase (decrease) in contract owners’ equity from operations	491,185	318,726	30,027	71,009	2,025,070	1,940,221
Equity transactions:
Contract purchase payments	86,309	100,687	21,712	24,850	115,448	121,243
Transfers (to) and from other subaccounts	(60,388)	(324,070)	84,610	(81,949)	(3,173)	27,926
Transfers (to) and from fixed dollar contract	(15,109)	56,177	(6,400)	(2,222)	(123,518)	(23,957)
Withdrawals, surrenders and death benefit payments	(176,097)	(215,368)	(82,754)	(89,295)	(263,418)	(2,288,875)
Surrender charges (note 2)	(11,380)	(181)	(156)	(895)	(2)	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(106,410)	(114,515)	(24,283)	(27,426)	(190,766)	(201,301)
Net equity transactions	(283,075)	(497,270)	(7,271)	(176,937)	(465,429)	(2,364,964)
Net change in contract owners’ equity	208,110	(178,544)	22,756	(105,928)	1,559,641	(424,743)
Contract owners’ equity:
Beginning of period	3,460,461	3,639,005	716,535	822,463	6,076,850	6,501,593
End of period	$3,668,571	$3,460,461	$739,291	$716,535	$7,636,491	$6,076,850

Change in units:
Beginning units	88,385	101,829	19,900	25,141	145,576	221,336
Units purchased	3,780	9,831	3,390	1,478	4,082	6,115
Units redeemed	(10,112)	(23,275)	(3,820)	(6,719)	(13,439)	(81,875)
Ending units	82,053	88,385	19,470	19,900	136,219	145,576

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(46)	$5,146	$30,871	$29,886	$(20,457)	$(12,322)
Reinvested capital gains	108,762	79,445	0	0	116,280	0
Realized gain (loss)	126,165	71,769	100,114	84,106	110,016	27,197
Change in unrealized gain (loss)	442,911	492,085	191,764	192,006	906,902	954,701
Net increase (decrease) in contract owners’ equity from operations	677,792	648,445	322,749	305,998	1,112,741	969,576
Equity transactions:
Contract purchase payments	61,094	62,765	68,472	73,118	52,285	54,833
Transfers (to) and from other subaccounts	3,550	13,780	35,474	(81,209)	5,925	139,745
Transfers (to) and from fixed dollar contract	(3,978)	(16,224)	3,857	16,037	(57,587)	(30,301)
Withdrawals, surrenders and death benefit payments	(192,998)	(204,597)	(165,332)	(193,695)	(119,572)	(25,866)
Surrender charges (note 2)	(10)	(16)	0	(5)	(4)	(25)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(94,482)	(96,689)	(118,575)	(126,907)	(67,397)	(64,441)
Net equity transactions	(226,824)	(240,981)	(176,104)	(312,661)	(186,350)	73,945
Net change in contract owners’ equity	450,968	407,464	146,645	(6,663)	926,391	1,043,521
Contract owners’ equity:
Beginning of period	3,036,836	2,629,372	2,248,437	2,255,100	3,336,016	2,292,495
End of period	$3,487,804	$3,036,836	$2,395,082	$2,248,437	$4,262,407	$3,336,016

Change in units:
Beginning units	99,879	108,821	49,763	57,176	103,864	101,174
Units purchased	3,505	4,298	3,035	2,476	2,506	8,051
Units redeemed	(9,861)	(13,240)	(6,527)	(9,889)	(7,296)	(5,361)
Ending units	93,523	99,879	46,271	49,763	99,074	103,864

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$6,736	$10,632	$90,821	$82,057	$48,184	$51,720
Reinvested capital gains	92,201	73,458	0	0	0	0
Realized gain (loss)	207,926	72,951	409,298	106,469	156,652	80,287
Change in unrealized gain (loss)	265,410	399,944	347,957	566,434	43,116	307,560
Net increase (decrease) in contract owners’ equity from operations	572,273	556,985	848,076	754,960	247,952	439,567
Equity transactions:
Contract purchase payments	57,655	59,072	119,168	167,602	128,145	149,091
Transfers (to) and from other subaccounts	(1,743)	(94,358)	(156,752)	34,919	(185,227)	(69,106)
Transfers (to) and from fixed dollar contract	(78,553)	(38,729)	(42,338)	(32,049)	(72,912)	(84,808)
Withdrawals, surrenders and death benefit payments	(151,765)	(80,205)	(283,027)	(154,046)	(314,128)	(233,821)
Surrender charges (note 2)	(42)	(10)	(9)	(17)	(228)	(1,438)
Lapse charges (note 2)	0	0	0	0	0	(30)
Cost of insurance and other administrative fees (note 2)	(67,022)	(68,362)	(129,874)	(151,572)	(122,574)	(151,877)
Net equity transactions	(241,470)	(222,592)	(492,832)	(135,163)	(566,924)	(391,989)
Net change in contract owners’ equity	330,803	334,393	355,244	619,797	(318,972)	47,578
Contract owners’ equity:
Beginning of period	2,568,349	2,233,956	5,827,056	5,207,259	4,453,027	4,405,449
End of period	$2,899,152	$2,568,349	$6,182,300	$5,827,056	$4,134,055	$4,453,027

Change in units:
Beginning units	123,275	134,601	146,567	149,680	105,864	114,958
Units purchased	18,637	9,629	28,918	12,888	6,119	8,274
Units redeemed	(28,170)	(20,955)	(39,417)	(16,001)	(18,190)	(17,368)
Ending units	113,742	123,275	136,068	146,567	93,793	105,864

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$6,094	$9,864	$5,938	$6,787	$(1,561)	$(1,445)
Reinvested capital gains	68,680	73,234	114,812	61,232	22,085	16,504
Realized gain (loss)	2,508	(1,165)	8,992	489	2,506	882
Change in unrealized gain (loss)	16,928	(20,314)	(69,807)	41,341	6,077	28,403
Net increase (decrease) in contract owners’ equity from operations	94,210	61,619	59,935	109,849	29,107	44,344
Equity transactions:
Contract purchase payments	16,988	16,550	10,343	18,572	0	0
Transfers (to) and from other subaccounts	(1,997)	123,744	5,981	(6,560)	0	0
Transfers (to) and from fixed dollar contract	(7,055)	(1,736)	6,631	513	(59)	(425)
Withdrawals, surrenders and death benefit payments	0	(9,292)	(92,493)	(76,255)	(2,850)	0
Surrender charges (note 2)	0	0	(5,815)	(1,763)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(13,350)	(13,734)	(18,380)	(19,559)	(11,562)	(11,601)
Net equity transactions	(5,414)	115,532	(93,733)	(85,052)	(14,471)	(12,026)
Net change in contract owners’ equity	88,796	177,151	(33,798)	24,797	14,636	32,318
Contract owners’ equity:
Beginning of period	574,536	397,385	814,609	789,812	211,921	179,603
End of period	$663,332	$574,536	$780,811	$814,609	$226,557	$211,921

Change in units:
Beginning units	15,570	12,206	24,071	26,662	3,466	3,688
Units purchased	1,286	6,703	1,199	1,232	0	0
Units redeemed	(1,355)	(3,339)	(3,761)	(3,823)	(221)	(222)
Ending units	15,501	15,570	21,509	24,071	3,245	3,466

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	ASVT - VT Discovery SMID Cap Growth Subaccount	ASVT - VT Discovery SMID Cap Growth Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,019)	$(2,787)	$(9,414)	$(6,828)	$29,889	$38,246
Reinvested capital gains	0	0	0	0	387,538	265,611
Realized gain (loss)	(631)	(4,862)	(372,082)	(624,505)	(17,483)	(48,347)
Change in unrealized gain (loss)	66,478	73,213	1,237,681	1,330,506	87,976	97,741
Net increase (decrease) in contract owners’ equity from operations	62,828	65,564	856,185	699,173	487,920	353,251
Equity transactions:
Contract purchase payments	0	0	74,957	96,807	67,868	74,339
Transfers (to) and from other subaccounts	0	0	(67,115)	(98,360)	(26,757)	(17,995)
Transfers (to) and from fixed dollar contract	(643)	(856)	(3,561)	(2,223)	(47,617)	(22,287)
Withdrawals, surrenders and death benefit payments	(42,372)	(7,119)	(54,192)	(49,401)	(278,072)	(147,144)
Surrender charges (note 2)	(2)	0	(8)	(2,146)	(13)	(518)
Lapse charges (note 2)	0	0	0	(28)	0	0
Cost of insurance and other administrative fees (note 2)	(14,214)	(15,782)	(91,578)	(89,324)	(108,587)	(118,192)
Net equity transactions	(57,231)	(23,757)	(141,497)	(144,675)	(393,178)	(231,797)
Net change in contract owners’ equity	5,597	41,807	714,688	554,498	94,742	121,454
Contract owners’ equity:
Beginning of period	390,939	349,132	2,097,646	1,543,148	3,096,773	2,975,319
End of period	$396,536	$390,939	$2,812,334	$2,097,646	$3,191,515	$3,096,773

Change in units:
Beginning units	10,853	11,558	37,878	41,023	99,756	107,510
Units purchased	0	0	4,261	5,633	3,594	4,507
Units redeemed	(1,464)	(705)	(7,141)	(8,778)	(14,889)	(12,261)
Ending units	9,389	10,853	34,998	37,878	88,461	99,756

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	GSVS - Large Cap Value Subaccount	GSVS - Large Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$1,394	$1,627	$(8,632)	$(6,495)	$2,002	$3,464
Reinvested capital gains	148,079	0	126,271	51,794	32,976	26,548
Realized gain (loss)	19,924	(2,187)	16,196	(34,667)	5,689	(1,105)
Change in unrealized gain (loss)	81,760	178,618	287,496	389,028	10,254	5,285
Net increase (decrease) in contract owners’ equity from operations	251,157	178,058	421,331	399,660	50,921	34,192
Equity transactions:
Contract purchase payments	15,825	16,384	21,360	21,061	18,688	22,524
Transfers (to) and from other subaccounts	(24,092)	0	(5,905)	52,601	0	0
Transfers (to) and from fixed dollar contract	1,250	(5,406)	(11,842)	(2,923)	2,480	1,932
Withdrawals, surrenders and death benefit payments	(19,648)	(44,751)	(30,792)	(80,993)	(98,690)	(1,423)
Surrender charges (note 2)	(5)	(2)	(7)	0	(5,581)	(848)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(27,373)	(25,665)	(38,810)	(33,687)	(6,982)	(6,925)
Net equity transactions	(54,043)	(59,440)	(65,996)	(43,941)	(90,085)	15,260
Net change in contract owners’ equity	197,114	118,618	355,335	355,719	(39,164)	49,452
Contract owners’ equity:
Beginning of period	927,891	809,273	1,369,652	1,013,933	315,761	266,309
End of period	$1,125,005	$927,891	$1,724,987	$1,369,652	$276,597	$315,761

Change in units:
Beginning units	23,232	24,900	29,167	30,420	9,333	8,806
Units purchased	654	925	1,530	2,201	624	843
Units redeemed	(1,770)	(2,593)	(2,736)	(3,454)	(2,904)	(316)
Ending units	22,116	23,232	27,961	29,167	7,053	9,333

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$40	$108	$(1,119)	$(868)	$119,243	$165,039
Reinvested capital gains	965	0	18,943	9,246	0	0
Realized gain (loss)	4,375	(34)	10,911	(1,057)	50,655	(38,068)
Change in unrealized gain (loss)	210	4,956	42,144	42,599	97,779	606,934
Net increase (decrease) in contract owners’ equity from operations	5,590	5,030	70,879	49,920	267,677	733,905
Equity transactions:
Contract purchase payments	1,120	1,336	19,204	19,155	124,258	145,505
Transfers (to) and from other subaccounts	(11,890)	0	(54,144)	90,159	(30,534)	(165,860)
Transfers (to) and from fixed dollar contract	(12,381)	0	(15,830)	254	(48,119)	(16,649)
Withdrawals, surrenders and death benefit payments	(1,285)	0	0	0	(282,864)	(328,410)
Surrender charges (note 2)	(61)	0	0	0	(2,200)	(2,251)
Lapse charges (note 2)	0	0	0	0	0	(30)
Cost of insurance and other administrative fees (note 2)	(434)	(442)	(6,702)	(5,493)	(130,979)	(154,429)
Net equity transactions	(24,931)	894	(57,472)	104,075	(370,438)	(522,124)
Net change in contract owners’ equity	(19,341)	5,924	13,407	153,995	(102,761)	211,781
Contract owners’ equity:
Beginning of period	26,730	20,806	253,840	99,845	3,784,047	3,572,266
End of period	$7,389	$26,730	$267,247	$253,840	$3,681,286	$3,784,047

Change in units:
Beginning units	500	478	3,602	1,992	85,419	97,866
Units purchased	23	31	234	1,699	5,081	14,883
Units redeemed	(414)	(9)	(943)	(89)	(12,566)	(27,330)
Ending units	109	500	2,893	3,602	77,934	85,419

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(8,822)	$(8,849)	$10,892	$4,638	$(5,050)	$(4,821)
Reinvested capital gains	102,766	0	1,021	0	0	0
Realized gain (loss)	(26,483)	(92,183)	1,444	(7,402)	79,171	78,203
Change in unrealized gain (loss)	222,496	346,995	15,352	76,888	207,657	288,530
Net increase (decrease) in contract owners’ equity from operations	289,957	245,963	28,709	74,124	281,778	361,912
Equity transactions:
Contract purchase payments	77,146	80,771	14,288	24,118	24,138	23,784
Transfers (to) and from other subaccounts	25,851	(4,667)	(2,406)	(12,732)	231,005	(71,214)
Transfers (to) and from fixed dollar contract	6,758	36,089	(37,893)	3,596	(119,112)	(14,174)
Withdrawals, surrenders and death benefit payments	(107,470)	(187,358)	(87,024)	(37,426)	(5,778)	(19,993)
Surrender charges (note 2)	(4)	(148)	(4,444)	(2)	0	(1,839)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(71,167)	(82,457)	(14,851)	(15,677)	(33,124)	(30,856)
Net equity transactions	(68,886)	(157,770)	(132,330)	(38,123)	97,129	(114,292)
Net change in contract owners’ equity	221,071	88,193	(103,621)	36,001	378,907	247,620
Contract owners’ equity:
Beginning of period	2,751,853	2,663,660	528,152	492,151	962,178	714,558
End of period	$2,972,924	$2,751,853	$424,531	$528,152	$1,341,085	$962,178

Change in units:
Beginning units	47,952	50,690	34,140	36,591	11,126	12,539
Units purchased	3,003	3,738	2,470	2,215	2,570	1,795
Units redeemed	(3,980)	(6,476)	(10,433)	(4,666)	(1,710)	(3,208)
Ending units	46,975	47,952	26,177	34,140	11,986	11,126

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)
	2024	12-08-2023 to 12-31-2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(19,590)	$(1,281)	$2,464	$6,130	$33,125	$105,975
Reinvested capital gains	0	0	9,299	5,454	617,594	354,884
Realized gain (loss)	137,178	(114)	(395)	(14,614)	47,864	(3,814)
Change in unrealized gain (loss)	894,810	152,901	53,154	76,827	(184,465)	(83,294)
Net increase (decrease) in contract owners’ equity from operations	1,012,398	151,506	64,522	73,797	514,118	373,751
Equity transactions:
Contract purchase payments	87,751	5,609	14,701	19,222	70,615	83,365
Transfers (to) and from other subaccounts	(45,767)	4,015,679	(31,606)	(43,184)	(17,851)	(46,665)
Transfers (to) and from fixed dollar contract	(129,598)	(570)	(2,394)	17,772	(124,485)	(105,871)
Withdrawals, surrenders and death benefit payments	(230,175)	(34,052)	(77,975)	(20,880)	(245,280)	(365,322)
Surrender charges (note 2)	(2,755)	0	0	0	(8)	(470)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(179,955)	(11,162)	(13,745)	(16,789)	(112,607)	(126,843)
Net equity transactions	(500,499)	3,975,504	(111,019)	(43,859)	(429,616)	(561,806)
Net change in contract owners’ equity	511,899	4,127,010	(46,497)	29,938	84,502	(188,055)
Contract owners’ equity:
Beginning of period	4,127,010	0	662,891	632,953	3,936,578	4,124,633
End of period	$4,638,909	$4,127,010	$616,394	$662,891	$4,021,080	$3,936,578

Change in units:
Beginning units	57,575	0	13,455	14,422	55,500	64,018
Units purchased	2,777	58,318	700	1,161	2,277	3,296
Units redeemed	(8,521)	(743)	(2,871)	(2,128)	(7,797)	(11,814)
Ending units	51,831	57,575	11,284	13,455	49,980	55,500

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,255)	$(2,660)	$(6,168)	$(5,561)	$68,363	$47,065
Reinvested capital gains	0	0	112,390	22,686	168,872	140,563
Realized gain (loss)	(76,089)	(93,071)	(22,753)	(56,141)	12,603	(10,899)
Change in unrealized gain (loss)	114,323	176,449	122,154	303,004	(8,109)	124,156
Net increase (decrease) in contract owners’ equity from operations	34,979	80,718	205,623	263,988	241,729	300,885
Equity transactions:
Contract purchase payments	21,774	31,790	38,198	43,758	178,006	181,243
Transfers (to) and from other subaccounts	(78,893)	(12,886)	(69,491)	129,455	(80,654)	(60,065)
Transfers (to) and from fixed dollar contract	89	8,860	2,453	(4,529)	(101,303)	38,387
Withdrawals, surrenders and death benefit payments	(58,381)	(16,146)	(117,433)	(115,139)	(175,560)	(119,820)
Surrender charges (note 2)	(1,457)	0	(6,426)	(1,630)	(2,326)	(159)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(20,284)	(22,744)	(32,465)	(33,970)	(97,780)	(101,643)
Net equity transactions	(137,152)	(11,126)	(185,164)	17,945	(279,617)	(62,057)
Net change in contract owners’ equity	(102,173)	69,592	20,459	281,933	(37,888)	238,828
Contract owners’ equity:
Beginning of period	642,481	572,889	1,539,529	1,257,596	3,350,319	3,111,491
End of period	$540,308	$642,481	$1,559,988	$1,539,529	$3,312,431	$3,350,319

Change in units:
Beginning units	13,363	13,513	43,247	42,419	107,567	109,289
Units purchased	751	2,960	1,701	6,595	9,034	9,225
Units redeemed	(3,476)	(3,110)	(6,368)	(5,767)	(16,885)	(10,947)
Ending units	10,638	13,363	38,580	43,247	99,716	107,567

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount	PVIA - Total Return Subaccount	PVIA - Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,519)	$(2,290)	$71,712	$76,277	$108,781	$97,574
Reinvested capital gains	47,662	23,820	0	0	0	0
Realized gain (loss)	26,883	713	(28,443)	(38,041)	(100,795)	(117,531)
Change in unrealized gain (loss)	846	49,211	17,104	52,330	57,077	181,371
Net increase (decrease) in contract owners’ equity from operations	72,872	71,454	60,373	90,566	65,063	161,414
Equity transactions:
Contract purchase payments	4,134	2,655	232,384	234,528	139,647	157,170
Transfers (to) and from other subaccounts	(118,805)	161,848	(16,873)	18,019	(7,002)	(60,484)
Transfers (to) and from fixed dollar contract	(27,485)	(8,704)	(28,281)	797	(6,916)	35,946
Withdrawals, surrenders and death benefit payments	(77,432)	(7,264)	(100,558)	(120,095)	(196,065)	(191,835)
Surrender charges (note 2)	0	0	(2)	(424)	(189)	(455)
Lapse charges (note 2)	0	0	(67)	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,180)	(12,206)	(124,720)	(137,304)	(166,555)	(182,572)
Net equity transactions	(234,768)	136,329	(38,117)	(4,479)	(237,080)	(242,230)
Net change in contract owners’ equity	(161,896)	207,783	22,256	86,087	(172,017)	(80,816)
Contract owners’ equity:
Beginning of period	486,491	278,708	2,703,556	2,617,469	2,979,881	3,060,697
End of period	$324,595	$486,491	$2,725,812	$2,703,556	$2,807,864	$2,979,881

Change in units:
Beginning units	18,129	12,753	133,799	133,277	153,502	165,788
Units purchased	276	6,801	14,216	15,433	21,279	17,518
Units redeemed	(7,897)	(1,425)	(14,925)	(14,911)	(32,638)	(29,804)
Ending units	10,508	18,129	133,090	133,799	142,143	153,502

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - CommodityReal Return® Strategy Subaccount	PVIA - CommodityReal Return® Strategy Subaccount	CVTI - CVT S&P 500® Index Subaccount	CVTI - CVT S&P 500® Index Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$39,644	$24,280	$5,947	$71,593	$746	$826
Reinvested capital gains	0	13,070	0	0	8,686	6,640
Realized gain (loss)	(36,367)	(63,928)	(21,527)	(87,016)	4,246	1,557
Change in unrealized gain (loss)	(11,181)	86,351	27,254	(28,463)	19,221	20,128
Net increase (decrease) in contract owners’ equity from operations	(7,904)	59,773	11,674	(43,886)	32,899	29,151
Equity transactions:
Contract purchase payments	56,465	60,830	6,205	10,132	0	0
Transfers (to) and from other subaccounts	(15,865)	3,318	(32,448)	(202,883)	0	0
Transfers (to) and from fixed dollar contract	3,009	28,962	(918)	(23,393)	(571)	(621)
Withdrawals, surrenders and death benefit payments	(77,318)	(50,165)	(5,236)	(29,999)	(3,644)	(4)
Surrender charges (note 2)	(1)	0	0	(170)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(61,366)	(66,836)	(9,134)	(19,255)	(5,272)	(5,446)
Net equity transactions	(95,076)	(23,891)	(41,531)	(265,568)	(9,487)	(6,071)
Net change in contract owners’ equity	(102,980)	35,882	(29,857)	(309,454)	23,412	23,080
Contract owners’ equity:
Beginning of period	1,239,811	1,203,929	335,458	644,912	142,835	119,755
End of period	$1,136,831	$1,239,811	$305,601	$335,458	$166,247	$142,835

Change in units:
Beginning units	65,697	66,655	29,590	52,030	4,014	4,206
Units purchased	4,947	13,669	831	2,687	0	0
Units redeemed	(9,640)	(14,627)	(4,345)	(25,127)	(237)	(192)
Ending units	61,004	65,697	26,076	29,590	3,777	4,014

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,120)	$458	$44,900	$23,374	$(8,600)	$(8,742)
Reinvested capital gains	53,269	64,708	220,806	454,187	208,575	0
Realized gain (loss)	(41,845)	(11,488)	84,072	37,791	(7,465)	(66,962)
Change in unrealized gain (loss)	81,942	84,919	(179,477)	666,187	185,899	552,152
Net increase (decrease) in contract owners’ equity from operations	91,246	138,597	170,301	1,181,539	378,409	476,448
Equity transactions:
Contract purchase payments	13,119	24,797	134,174	134,601	84,891	94,885
Transfers (to) and from other subaccounts	(102,813)	20,739	(51,808)	81,459	(32,244)	(37,255)
Transfers (to) and from fixed dollar contract	(1,162)	(4,707)	(135,060)	(90,152)	(76,772)	(48,887)
Withdrawals, surrenders and death benefit payments	(4,863)	(1,788)	(248,458)	(365,308)	(156,234)	(86,879)
Surrender charges (note 2)	(9)	0	(514)	(1,671)	(152)	(1,576)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(17,719)	(18,424)	(165,150)	(173,763)	(82,753)	(94,088)
Net equity transactions	(113,447)	20,617	(466,816)	(414,834)	(263,264)	(173,800)
Net change in contract owners’ equity	(22,201)	159,214	(296,515)	766,705	115,145	302,648
Contract owners’ equity:
Beginning of period	847,166	687,952	5,709,364	4,942,659	2,983,310	2,680,662
End of period	$824,965	$847,166	$5,412,849	$5,709,364	$3,098,455	$2,983,310

Change in units:
Beginning units	15,495	15,071	102,657	111,081	64,295	68,114
Units purchased	3,348	1,080	7,554	12,270	3,427	3,885
Units redeemed	(5,327)	(656)	(15,378)	(20,694)	(8,532)	(7,704)
Ending units	13,516	15,495	94,833	102,657	59,190	64,295

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$6,285	$(1,865)	$(317)	$33	$134,099	$134,137
Reinvested capital gains	2,719	432	3,815	6,837	11,782	176,828
Realized gain (loss)	(428)	(10,493)	2,222	455	(16,277)	(22,186)
Change in unrealized gain (loss)	(5,074)	104,438	5,265	8,284	52,686	(66,108)
Net increase (decrease) in contract owners’ equity from operations	3,502	92,512	10,985	15,609	182,290	222,671
Equity transactions:
Contract purchase payments	19,054	22,091	4,801	5,422	61,168	77,027
Transfers (to) and from other subaccounts	(35,570)	(23,178)	0	0	(27,482)	41,630
Transfers (to) and from fixed dollar contract	(28,694)	(16,482)	(4,692)	(523)	(87,013)	(25,330)
Withdrawals, surrenders and death benefit payments	(38,463)	(17,600)	(25,371)	(4,695)	(175,408)	(211,262)
Surrender charges (note 2)	(98)	(760)	0	(136)	(2)	(1,347)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(14,692)	(18,946)	(5,293)	(5,519)	(104,697)	(120,510)
Net equity transactions	(98,463)	(54,875)	(30,555)	(5,451)	(333,434)	(239,792)
Net change in contract owners’ equity	(94,961)	37,637	(19,570)	10,158	(151,144)	(17,121)
Contract owners’ equity:
Beginning of period	586,743	549,106	166,871	156,713	2,876,599	2,893,720
End of period	$491,782	$586,743	$147,301	$166,871	$2,725,455	$2,876,599

Change in units:
Beginning units	36,805	40,297	6,939	7,160	122,512	132,875
Units purchased	2,942	2,400	221	290	5,889	9,032
Units redeemed	(8,772)	(5,892)	(1,480)	(511)	(19,307)	(19,395)
Ending units	30,975	36,805	5,680	6,939	109,094	122,512

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,649)	$(2,417)	$18,988	$24,318	$39,751	$9,231
Reinvested capital gains	0	0	0	0	3,409	12,213
Realized gain (loss)	(2,598)	(47,591)	8,039	(999)	13,157	(230)
Change in unrealized gain (loss)	202,615	246,139	(36,625)	131,780	11,511	(4,968)
Net increase (decrease) in contract owners’ equity from operations	196,368	196,131	(9,598)	155,099	67,828	16,246
Equity transactions:
Contract purchase payments	13,696	13,268	30,416	33,374	21,545	19,973
Transfers (to) and from other subaccounts	37,515	33,447	93,002	(22,526)	263,055	0
Transfers (to) and from fixed dollar contract	39,457	5,274	(36,145)	(15,806)	0	0
Withdrawals, surrenders and death benefit payments	(9,206)	(79,080)	(17,853)	(36,242)	(51,144)	0
Surrender charges (note 2)	(1)	0	0	(2)	(3,775)	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(22,707)	(18,872)	(39,334)	(43,231)	(10,547)	(5,207)
Net equity transactions	58,754	(45,963)	30,086	(84,433)	219,134	14,766
Net change in contract owners’ equity	255,122	150,168	20,488	70,666	286,962	31,012
Contract owners’ equity:
Beginning of period	627,625	477,457	857,984	787,318	219,733	188,721
End of period	$882,747	$627,625	$878,472	$857,984	$506,695	$219,733

Change in units:
Beginning units	16,133	17,514	59,228	65,144	7,877	7,289
Units purchased	3,618	1,641	13,048	5,250	21,319	785
Units redeemed	(2,224)	(3,022)	(10,559)	(11,166)	(12,104)	(197)
Ending units	17,527	16,133	61,717	59,228	17,092	7,877

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,078)	$(621)	$4,178	$4,378	$1,294	$662
Reinvested capital gains	0	0	0	0	0	1,275
Realized gain (loss)	1,127	(6,573)	3,825	(32)	(622)	(4,031)
Change in unrealized gain (loss)	46,110	41,817	(7,398)	24,004	6,421	12,555
Net increase (decrease) in contract owners’ equity from operations	46,159	34,623	605	28,350	7,093	10,461
Equity transactions:
Contract purchase payments	3,733	3,733	7,791	10,026	5,259	3,991
Transfers (to) and from other subaccounts	(13,604)	87,433	7,136	11,690	(997)	0
Transfers (to) and from fixed dollar contract	(3,527)	(12,113)	(30,537)	(560)	(3)	(1,297)
Withdrawals, surrenders and death benefit payments	0	0	(586)	0	(469)	(7,504)
Surrender charges (note 2)	0	0	(94)	0	0	(147)
Lapse charges (note 2)	0	0	(75)	0	0	0
Cost of insurance and other administrative fees (note 2)	(4,837)	(3,952)	(4,316)	(4,367)	(2,795)	(3,323)
Net equity transactions	(18,235)	75,101	(20,681)	16,789	995	(8,280)
Net change in contract owners’ equity	27,924	109,724	(20,076)	45,139	8,088	2,181
Contract owners’ equity:
Beginning of period	169,255	59,531	179,868	134,729	82,734	80,553
End of period	$197,179	$169,255	$159,792	$179,868	$90,822	$82,734

Change in units:
Beginning units	3,362	1,690	9,601	8,615	3,031	3,358
Units purchased	530	2,057	2,537	1,326	207	179
Units redeemed	(864)	(385)	(3,450)	(340)	(159)	(506)
Ending units	3,028	3,362	8,688	9,601	3,079	3,031

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FEDS - Kaufmann Fund II Subaccount	FEDS - Kaufmann Fund II Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$2,184	$(2,088)	$16,045	$12,439	$3,093	$2,464
Reinvested capital gains	18,576	0	0	7,561	1,215	1,600
Realized gain (loss)	(2,928)	(77,461)	(5,671)	(4,220)	(233)	(994)
Change in unrealized gain (loss)	76,967	160,098	26,963	27,026	8,367	11,859
Net increase (decrease) in contract owners’ equity from operations	94,799	80,549	37,337	42,806	12,442	14,929
Equity transactions:
Contract purchase payments	31,050	34,359	13,071	13,195	14,273	13,122
Transfers (to) and from other subaccounts	999	(146,453)	161,116	91,382	0	0
Transfers (to) and from fixed dollar contract	609	529	75,240	9,485	237	823
Withdrawals, surrenders and death benefit payments	(3,473)	(70,333)	(67,058)	(72)	0	0
Surrender charges (note 2)	(1)	0	(7,397)	0	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,833)	(18,096)	(31,034)	(27,407)	(5,995)	(5,957)
Net equity transactions	13,351	(199,994)	143,938	86,583	8,515	7,988
Net change in contract owners’ equity	108,150	(119,445)	181,275	129,389	20,957	22,917
Contract owners’ equity:
Beginning of period	568,420	687,865	665,602	536,213	169,575	146,658
End of period	$676,570	$568,420	$846,877	$665,602	$190,532	$169,575

Change in units:
Beginning units	13,669	18,858	46,442	40,049	9,215	8,749
Units purchased	937	1,214	17,915	8,412	834	889
Units redeemed	(569)	(6,403)	(7,812)	(2,019)	(386)	(423)
Ending units	14,037	13,669	56,545	46,442	9,663	9,215

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$16,282	$16,220	$35,538	$47,547	$17,947	$20,047
Reinvested capital gains	12,075	26,725	72,107	82,289	23,979	28,562
Realized gain (loss)	2,401	(17,672)	94,141	8,564	13,417	21,720
Change in unrealized gain (loss)	84,249	116,573	227,904	348,885	153,502	153,457
Net increase (decrease) in contract owners’ equity from operations	115,007	141,846	429,690	487,285	208,845	223,786
Equity transactions:
Contract purchase payments	41,140	41,033	89,441	111,385	33,738	49,770
Transfers (to) and from other subaccounts	7,530	0	(293,922)	0	0	(34,974)
Transfers (to) and from fixed dollar contract	4,142	380	23,028	(86,321)	(12,560)	(403)
Withdrawals, surrenders and death benefit payments	(13,707)	(233,683)	(275,639)	(62,409)	(20,342)	(102,078)
Surrender charges (note 2)	0	0	(373)	(2,274)	(197)	(9,576)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(32,312)	(41,301)	(91,228)	(97,206)	(22,383)	(23,673)
Net equity transactions	6,793	(233,571)	(548,693)	(136,825)	(21,744)	(120,934)
Net change in contract owners’ equity	121,800	(91,725)	(119,003)	350,460	187,101	102,852
Contract owners’ equity:
Beginning of period	1,169,074	1,260,799	3,718,047	3,367,587	1,471,512	1,368,660
End of period	$1,290,874	$1,169,074	$3,599,044	$3,718,047	$1,658,613	$1,471,512

Change in units:
Beginning units	49,719	60,045	129,368	134,062	45,407	48,994
Units purchased	2,950	2,428	6,075	10,127	1,363	2,886
Units redeemed	(2,461)	(12,754)	(23,458)	(14,821)	(1,763)	(6,473)
Ending units	50,208	49,719	111,985	129,368	45,007	45,407

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Statements of Changes in Contract Owners’ Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	IVYV - Macquarie VIP Asset Strategy Subaccount	IVYV - Macquarie VIP Asset Strategy Subaccount	IVYV - Macquarie VIP Natural Resources Subaccount	IVYV - Macquarie VIP Natural Resources Subaccount	IVYV - Macquarie VIP Science and Technology Subaccount	IVYV - Macquarie VIP Science and Technology Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$14,018	$15,896	$33,212	$17,509	$(16,868)	$(12,795)
Reinvested capital gains	36,672	0	0	0	109,001	162,333
Realized gain (loss)	(2,460)	(46,938)	6,198	(573)	21,713	(184,056)
Change in unrealized gain (loss)	66,878	163,200	(40,751)	(22,947)	834,305	981,762
Net increase (decrease) in contract owners’ equity from operations	115,108	132,158	(1,341)	(6,011)	948,151	947,244
Equity transactions:
Contract purchase payments	38,588	41,242	20,708	20,718	96,051	105,616
Transfers (to) and from other subaccounts	(53,860)	(95,371)	(6,480)	(63,856)	753	8,668
Transfers (to) and from fixed dollar contract	2,048	4,408	(38,342)	(40,811)	(38,071)	(33,472)
Withdrawals, surrenders and death benefit payments	(113,623)	(125,090)	(55,359)	(13,797)	(292,243)	(239,961)
Surrender charges (note 2)	(593)	(7)	(1,412)	0	(4,014)	(4,595)
Lapse charges (note 2)	0	0	0	0	0	(31)
Cost of insurance and other administrative fees (note 2)	(48,408)	(55,926)	(17,192)	(22,558)	(93,738)	(99,604)
Net equity transactions	(175,848)	(230,744)	(98,077)	(120,304)	(331,262)	(263,379)
Net change in contract owners’ equity	(60,740)	(98,586)	(99,418)	(126,315)	616,889	683,865
Contract owners’ equity:
Beginning of period	1,025,041	1,123,627	639,230	765,545	3,258,719	2,574,854
End of period	$964,301	$1,025,041	$539,812	$639,230	$3,875,608	$3,258,719

Change in units:
Beginning units	43,661	54,125	48,803	58,933	44,523	48,559
Units purchased	1,984	2,362	8,393	15,096	5,158	4,618
Units redeemed	(8,839)	(12,826)	(15,427)	(25,226)	(8,827)	(8,654)
Ending units	36,806	43,661	41,769	48,803	40,854	44,523

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account R

Notes to Financial Statements	December 31, 2024

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

AuguStar℠ Variable Account R is a separate account of AuguStar℠ Life Assurance Corporation (“ALAC”). The Account is established as a funding vehicle for ALAC’s variable universal life (“VUL”) insurance policies and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ALAC is a wholly owned subsidiary of AuguStar℠ Life Insurance Company (“ALIC”). ALIC is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc., a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

AuguStar℠ Variable Insurance Products Fund, Inc.: AVIP Bond, AVIP BlackRock Balanced Allocation, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP BlackRock Advantage Large Cap Value, AVIP Federated High Income Bond, AVIP Nasdaq-100® Index, AVIP BlackRock Advantage Large Cap Core, AVIP BlackRock Advantage Small Cap Growth, AVIP S&P MidCap 400® Index, and AVIP BlackRock Advantage Large Cap Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Opportunity and VT Discovery SMID Cap Growth

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small Cap Equity Select, and International Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Growth and PSF PGIM Jennison Blend

Lincoln Variable Insurance Products Trust- Standard Class: LVIP JPMorgan Small Cap Core and LVIP JPMorgan Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond Opportunities, and CommodityRealReturn® Strategy

Calvert Variable Trust, Inc.: CVT S&P 500® Index

BNY Mellon Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Growth Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series - Service Shares: Kaufmann Fund II

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios - Service Shares: Macquarie VIP Asset Strategy, Macquarie VIP Natural Resources, and Macquarie VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Constellation Investments, Inc. (formerly Ohio National Investments, Inc.) (“CINV”), an affiliate of CII, performs investment advisory services on behalf of AuguStar℠ Variable Insurance Products Fund, Inc., in which the Account invests. For these services, CINV recorded advisory fees of approximately $61.5 million and $58.9 million from AuguStar℠ Variable Insurance Products Fund, Inc. for the periods ended December 31, 2024 and 2023, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ALAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ALAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2024.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Operating Segments

In this reporting period, the subaccounts adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the subaccounts’ financial position nor the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. ALAC’s Vice President, Mutual Fund Operations is each of the subaccount's CODM and has determined that each subaccount has operated as a single segment since inception. The CODM monitors the operating results of each subaccount and each subaccount’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by each subaccount’s portfolio management team. The financial information, in the form of the subaccounts’ holdings, total returns, expense ratios, and changes in contract owners’ equity (i.e., changes in contract owners’ equity resulting from operations, contract purchase payments, withdrawals, surrenders, and transfers) are used by the CODM to assess each subaccount’s performance by comparing the underlying mutual fund’s performance to its respective benchmark and to make resource allocation decisions for each subaccount’s single segment, which is consistent with that presented within the subaccounts’ financial statements. Segment assets are reflected on the subaccounts’ Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statements of Operations.

F.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ALAC assumes the expense risk and the mortality risk of the policies. ALAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ALAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ALAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ALAC and represents an expense of ALAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ALAC amounted to $271,041 and $305,375 for the periods ended December 31, 2024 and 2023, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $1,337 and $7,612 for the periods ended December 31, 2024 and 2023 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $149,941 and $72,103 for the periods ended December 31, 2024 and 2023 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%
The following charges are assessed through the redemption of units:
Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(Currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$0.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33

Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33
Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part of your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ALAC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ALAC does not provide income taxes within the Account.

(4)	Fund Replacements and Other Significant Transactions

Effective December 6, 2024, VIF U.S. Real Estate of the Morgan Stanley Variable Insurance Fund, Inc. - Class I and Class II liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

Effective August 16, 2024, the AVIP Fidelity Institutional AM® Equity Growth of AuguStar℠ Variable Insurance Products Fund, Inc. issued a reverse share split (1:10 split ratio).

Effective December 8, 2023, PSF PGIM Jennison Focused Blend of The Prudential Series Fund, Inc. - Class II merged into PSF PGIM Jennison Blend of The Prudential Series Fund, Inc. - Class II.

Effective July 28, 2023, VIF Core Plus Fixed Income of the Morgan Stanley Variable Insurance Fund, Inc. - Class II liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to the VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

Effective April 28, 2023, Small Cap Core of J.P. Morgan Insurance Trust - Class I merged into LVIP JPMorgan Small Cap Core of Lincoln Variable Insurance Products Trust - Standard Class.

Effective April 28, 2023, Mid Cap Value of J.P. Morgan Insurance Trust - Class I merged into LVIP JPMorgan Mid Cap Value of Lincoln Variable Insurance Products Trust - Standard Class.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

	Purchases	Sales
AVIP - AVIP Bond Subaccount	$308,300	$337,766
AVIP - AVIP BlackRock Balanced Allocation Subaccount	731,954	1,766,262
AVIP - AVIP BlackRock Advantage International Equity Subaccount	772,221	1,275,841
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	690,363	1,611,998
AVIP - AVIP AB Small Cap Subaccount	431,938	1,299,793
AVIP - AVIP AB Mid Cap Core Subaccount	376,430	1,480,376
AVIP - AVIP S&P 500® Index Subaccount	4,943,622	7,326,587
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	139,890	171,109
AVIP - AVIP Federated High Income Bond Subaccount	866,643	766,395
AVIP - AVIP Nasdaq-100® Index Subaccount	1,876,823	1,072,383
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2,363,029	5,404,481
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	233,855	579,716
AVIP - AVIP S&P MidCap 400® Index Subaccount	203,187	85,433
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	221,691	71,944
FIDS - VIP Government Money Market Subaccount	7,744,480	6,193,077
FID2 - VIP Mid Cap Subaccount	2,478,326	1,937,663
FID2 - VIP Contrafund® Subaccount	4,027,483	3,308,769
FID2 - VIP Growth Subaccount	2,865,295	904,115
FID2 - VIP Equity-Income Subaccount	425,182	445,829
FID2 - VIP Real Estate Subaccount	156,646	137,028
JASI - Janus Henderson Research Subaccount	400,211	716,587
JASI - Janus Henderson Global Research Subaccount	254,094	372,202
JASI - Janus Henderson Balanced Subaccount	195,536	340,769
JASS - Janus Henderson Research Subaccount	204,748	295,275
JASS - Janus Henderson Global Research Subaccount	538,692	681,225
JASS - Janus Henderson Balanced Subaccount	1,284,035	1,686,046
JASS - Janus Henderson Overseas Subaccount	303,351	822,091
LEGI - ClearBridge Variable Dividend Strategy Subaccount	125,886	56,526
LEGI - ClearBridge Variable Large Cap Value Subaccount	164,082	137,065
ASVT - VT Opportunity Subaccount	22,191	16,138
ASVT - VT Discovery SMID Cap Growth Subaccount	0	60,250
MSV2 - VIF Growth Subaccount	262,476	413,387
GSVI - Large Cap Value Subaccount	544,571	520,322
GSVI - U.S. Equity Insights Subaccount	182,976	87,546
GSVI - Strategic Growth Subaccount	204,936	153,293
GSVS - Large Cap Value Subaccount	57,880	112,987
GSVS - U.S. Equity Insights Subaccount	2,208	26,134
GSVS - Strategic Growth Subaccount	38,502	78,150
LAZS - Emerging Markets Equity Subaccount	351,460	602,655
LAZS - U.S. Small Cap Equity Select Subaccount	270,264	245,206
LAZS - International Equity Subaccount	51,352	171,769
PRS2 - PSF PGIM Jennison Growth Subaccount	268,465	176,386
PRS2 - PSF PGIM Jennison Blend Subaccount	218,177	738,266
LINC - LVIP JPMorgan Small Cap Core Subaccount	49,433	148,689
LINC - LVIP JPMorgan Mid Cap Value Subaccount	828,322	607,219
MFSI - New Discovery Subaccount	35,314	175,721
MFSI - Mid Cap Growth Subaccount	171,838	250,780
MFSI - Total Return Subaccount	518,030	560,412
MFS2 - Massachusetts Investors Growth Stock Subaccount	55,791	245,416
PVIA - Real Return Subaccount	342,910	309,315
PVIA - Total Return Subaccount	515,908	644,207
PVIA - Global Bond Opportunities Subaccount	126,964	182,396
PVIA - CommodityRealReturn® Strategy Subaccount	14,939	50,523
CVTI - CVT S&P 500® Index Subaccount	10,614	10,669
BNYS - Appreciation Subaccount	242,888	305,186
ROYI - Small-Cap Subaccount	682,785	883,895
ROYI - Micro-Cap Subaccount	361,478	424,767
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	54,528	143,987
NBAS - AMT Mid Cap Intrinsic Value Subaccount	9,267	36,324
FRT2 - Franklin Income VIP Subaccount	288,278	475,831
FRT2 - Franklin DynaTech VIP Subaccount	159,800	104,695
FRT2 - Templeton Foreign VIP Subaccount	204,497	155,423
FRT4 - Franklin Income VIP Subaccount	628,499	366,205

	Purchases	Sales
FRT4 - Franklin DynaTech VIP Subaccount	$28,266	$47,579
FRT4 - Templeton Foreign VIP Subaccount	48,965	65,468
FRT4 - Franklin Allocation VIP Subaccount	7,316	5,027
FEDS - Kaufmann Fund II Subaccount	61,617	27,506
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	277,597	117,614
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	21,318	8,495
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	103,440	68,290
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	299,239	740,287
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	83,141	62,959
IVYV - Macquarie VIP Asset Strategy Subaccount	102,302	227,460
IVYV - Macquarie VIP Natural Resources Subaccount	145,444	210,309
IVYV - Macquarie VIP Science and Technology Subaccount	532,408	771,537

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
AVIP - AVIP Bond Subaccount	2024	56,548	$47.473528	$2,684,549	0.75%	1.61%	3.54%
AVIP - AVIP Bond Subaccount	2023	58,804	$46.721389	$2,747,412	0.75%	7.50%	3.19%
AVIP - AVIP Bond Subaccount	2022	61,494	$43.462858	$2,672,723	0.75%	-15.82%	3.35%
AVIP - AVIP Bond Subaccount	2021	63,207	$51.628606	$3,263,302	0.75%	-2.25%	2.70%
AVIP - AVIP Bond Subaccount	2020	74,033	$52.816211	$3,910,130	0.75%	8.78%	0.67%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2024	66,891	$104.917223	$7,018,053	0.75%	18.61%	1.60%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2023	79,419	$88.457324	$7,025,153	0.75%	20.23%	1.39%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2022	117,063	$73.574565	$8,612,833	0.75%	-19.02%	1.44%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2021	120,818	$90.852290	$10,976,578	0.75%	18.17%	1.53%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2020	125,819	$76.880781	$9,673,079	0.75%	14.78%	0.19%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2024	251,091	$33.681527	$8,457,125	0.75%	5.50%	2.45%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2023	270,570	$31.927026	$8,638,499	0.75%	18.06%	3.59%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2022	287,278	$27.043353	$7,768,956	0.75%	-14.12%	2.66%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2021	306,127	$31.488155	$9,639,386	0.75%	12.65%	1.37%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2020	317,207	$27.952084	$8,866,598	0.75%	5.94%	0.68%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2024	104,266	$63.405943	$6,611,055	0.75%	29.70%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2023	127,364	$48.886281	$6,226,354	0.75%	38.35%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2022	142,970	$35.334166	$5,051,711	0.75%	-34.41%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2021	148,825	$53.872794	$8,017,618	0.75%	18.81%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2020	144,699	$45.344002	$6,561,228	0.75%	36.84%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2024	155,234	$67.774146	$10,520,879	0.75%	12.97%	0.43%
AVIP - AVIP AB Small Cap Subaccount	2023	168,275	$59.995153	$10,095,677	0.75%	16.35%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2022	189,802	$51.566313	$9,787,397	0.75%	-29.26%	0.05%
AVIP - AVIP AB Small Cap Subaccount	2021	204,062	$72.897397	$14,875,616	0.75%	7.37%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2020	212,477	$67.895635	$14,426,262	0.75%	33.04%	0.12%
AVIP - AVIP AB Mid Cap Core Subaccount	2024	97,567	$87.293056	$8,516,910	0.75%	13.35%	0.45%
AVIP - AVIP AB Mid Cap Core Subaccount	2023	110,553	$77.010689	$8,513,757	0.75%	16.18%	0.46%
AVIP - AVIP AB Mid Cap Core Subaccount	2022	122,632	$66.286613	$8,128,852	0.75%	-23.88%	0.23%
AVIP - AVIP AB Mid Cap Core Subaccount	2021	128,996	$87.086893	$11,233,904	0.75%	15.92%	0.15%
AVIP - AVIP AB Mid Cap Core Subaccount	2020	139,276	$75.126156	$10,463,278	0.75%	18.26%	0.08%
AVIP - AVIP S&P 500® Index Subaccount	2024	391,145	$98.151761	$38,391,580	0.75%	23.63%	1.17%
AVIP - AVIP S&P 500® Index Subaccount	2023	448,137	$79.389275	$35,577,259	0.75%	24.79%	1.17%
AVIP - AVIP S&P 500® Index Subaccount	2022	504,250	$63.619819	$32,080,310	0.75%	-19.03%	1.19%
AVIP - AVIP S&P 500® Index Subaccount	2021	519,108	$78.569904	$40,786,246	0.75%	27.30%	1.48%
AVIP - AVIP S&P 500® Index Subaccount	2020	542,201	$61.720440	$33,464,868	0.75%	17.11%	0.40%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2024	44,072	$34.607225	$1,525,218	0.75%	14.89%	1.56%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2023	46,331	$30.121499	$1,395,554	0.75%	12.53%	1.91%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2022	54,983	$26.766714	$1,471,718	0.75%	-9.65%	1.58%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2021	54,366	$29.625583	$1,610,637	0.75%	24.45%	1.34%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2020	54,933	$23.804418	$1,307,652	0.75%	2.89%	0.84%
AVIP - AVIP Federated High Income Bond Subaccount	2024	68,825	$36.259708	$2,495,568	0.75%	5.65%	5.96%
AVIP - AVIP Federated High Income Bond Subaccount	2023	69,460	$34.319387	$2,383,809	0.75%	11.84%	5.90%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
AVIP - AVIP Federated High Income Bond Subaccount	2022	74,601	$30.684913	$2,289,118	0.75%	-12.09%	5.69%
AVIP - AVIP Federated High Income Bond Subaccount	2021	83,653	$34.904149	$2,919,822	0.75%	4.19%	4.96%
AVIP - AVIP Federated High Income Bond Subaccount	2020	97,721	$33.501029	$3,273,745	0.75%	5.47%	1.63%
AVIP - AVIP Nasdaq-100® Index Subaccount	2024	132,163	$58.535557	$7,736,259	0.75%	24.43%	0.47%
AVIP - AVIP Nasdaq-100® Index Subaccount	2023	142,229	$47.044664	$6,691,136	0.75%	53.30%	0.51%
AVIP - AVIP Nasdaq-100® Index Subaccount	2022	134,780	$30.688260	$4,136,166	0.75%	-33.07%	0.44%
AVIP - AVIP Nasdaq-100® Index Subaccount	2021	146,273	$45.852185	$6,706,920	0.75%	26.04%	0.50%
AVIP - AVIP Nasdaq-100® Index Subaccount	2020	150,971	$36.377795	$5,492,009	0.75%	47.22%	0.18%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2024	531,504	$64.448532	$34,254,645	0.75%	25.32%	0.85%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2023	597,422	$51.426509	$30,723,348	0.75%	24.91%	1.03%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2022	652,633	$41.172310	$26,870,407	0.75%	-20.16%	0.78%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2021	690,940	$51.565739	$35,628,834	0.75%	27.53%	0.98%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2020	754,492	$40.434219	$30,507,287	0.75%	16.67%	0.19%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2024	92,267	$36.868020	$3,401,691	0.75%	9.47%	0.08%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2023	101,215	$33.679699	$3,408,906	0.75%	19.39%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2022	108,039	$28.210083	$3,047,778	0.75%	-26.67%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2021	112,096	$38.472299	$4,312,590	0.75%	3.28%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2020	118,523	$37.250698	$4,415,076	0.75%	33.33%	0.00%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2024	26,606	$28.313141	$753,313	0.75%	12.58%	1.04%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2023	23,423	$25.149816	$589,082	0.75%	14.64%	0.66%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2022	33,698	$21.937328	$739,248	0.75%	-14.04%	1.02%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2021	36,168	$25.521485	$923,065	0.75%	23.25%	0.97%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2020	37,957	$20.706766	$785,965	0.75%	12.48%	0.16%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2024	9,936	$82.886018	$823,553	0.75%	30.09%	0.25%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2023	8,848	$63.715088	$563,720	0.75%	39.74%	0.17%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2022	3,481	$45.595336	$158,733	0.75%	-33.07%	0.00%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2021	3,707	$68.120029	$252,521	0.75%	25.74%	0.26%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2020	5,671	$54.173620	$307,198	0.75%	32.97%	0.22%
FIDS - VIP Government Money Market Subaccount	2024	274,943	$22.963190	$6,313,564	0.75%	4.22%	4.86%
FIDS - VIP Government Money Market Subaccount	2023	216,107	$22.033539	$4,761,607	0.75%	4.02%	4.68%
FIDS - VIP Government Money Market Subaccount	2022	255,150	$21.181322	$5,404,408	0.75%	0.61%	1.41%
FIDS - VIP Government Money Market Subaccount	2021	198,245	$21.052918	$4,173,636	0.75%	-0.73%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	225,156	$21.208700	$4,775,276	0.75%	-0.47%	0.24%
FID2 - VIP Mid Cap Subaccount	2024	174,477	$75.662245	$13,201,356	0.75%	16.30%	0.34%
FID2 - VIP Mid Cap Subaccount	2023	190,723	$65.059866	$12,408,444	0.75%	13.95%	0.38%
FID2 - VIP Mid Cap Subaccount	2022	209,139	$57.095061	$11,940,816	0.75%	-15.60%	0.27%
FID2 - VIP Mid Cap Subaccount	2021	225,031	$67.647426	$15,222,736	0.75%	24.37%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	243,985	$54.390406	$13,270,467	0.75%	16.99%	0.40%
FID2 - VIP Contrafund® Subaccount	2024	303,090	$76.118694	$23,070,839	0.75%	32.45%	0.03%
FID2 - VIP Contrafund® Subaccount	2023	329,268	$57.470646	$18,923,256	0.75%	32.13%	0.26%
FID2 - VIP Contrafund® Subaccount	2022	356,265	$43.495849	$15,496,047	0.75%	-27.03%	0.26%
FID2 - VIP Contrafund® Subaccount	2021	388,611	$59.611493	$23,165,666	0.75%	26.56%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	424,296	$47.100647	$19,984,615	0.75%	29.26%	0.08%
FID2 - VIP Growth Subaccount	2024	195,537	$55.777268	$10,906,515	0.75%	29.10%	0.00%
FID2 - VIP Growth Subaccount	2023	201,228	$43.205147	$8,694,094	0.75%	34.88%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FID2 - VIP Growth Subaccount	2022	204,376	$32.032077	$6,546,581	0.75%	-25.20%	0.35%
FID2 - VIP Growth Subaccount	2021	214,193	$42.826226	$9,173,080	0.75%	21.99%	0.00%
FID2 - VIP Growth Subaccount	2020	222,954	$35.106786	$7,827,183	0.75%	42.48%	0.04%
FID2 - VIP Equity-Income Subaccount	2024	82,053	$44.709637	$3,668,571	0.75%	14.19%	1.60%
FID2 - VIP Equity-Income Subaccount	2023	88,385	$39.152340	$3,460,461	0.75%	9.56%	1.72%
FID2 - VIP Equity-Income Subaccount	2022	101,829	$35.736302	$3,639,005	0.75%	-5.95%	1.75%
FID2 - VIP Equity-Income Subaccount	2021	99,605	$37.996678	$3,784,642	0.75%	23.68%	1.64%
FID2 - VIP Equity-Income Subaccount	2020	107,156	$30.722246	$3,292,086	0.75%	5.65%	1.76%
FID2 - VIP Real Estate Subaccount	2024	19,470	$37.971030	$739,291	0.75%	5.45%	4.23%
FID2 - VIP Real Estate Subaccount	2023	19,900	$36.007513	$716,535	0.75%	10.07%	2.21%
FID2 - VIP Real Estate Subaccount	2022	25,141	$32.713832	$822,463	0.75%	-28.23%	1.13%
FID2 - VIP Real Estate Subaccount	2021	29,635	$45.581938	$1,350,820	0.75%	37.61%	1.00%
FID2 - VIP Real Estate Subaccount	2020	28,621	$33.123448	$948,043	0.75%	-7.49%	1.96%
JASI - Janus Henderson Research Subaccount	2024	136,219	$56.060353	$7,636,491	0.75%	34.30%	0.03%
JASI - Janus Henderson Research Subaccount	2023	145,576	$41.743513	$6,076,850	0.75%	42.11%	0.14%
JASI - Janus Henderson Research Subaccount	2022	221,336	$29.374357	$6,501,593	0.75%	-30.41%	0.14%
JASI - Janus Henderson Research Subaccount	2021	280,608	$42.211561	$11,844,886	0.75%	19.44%	0.10%
JASI - Janus Henderson Research Subaccount	2020	296,170	$35.342095	$10,467,269	0.75%	31.96%	0.54%
JASI - Janus Henderson Global Research Subaccount	2024	93,523	$37.293721	$3,487,804	0.75%	22.66%	0.75%
JASI - Janus Henderson Global Research Subaccount	2023	99,879	$30.405231	$3,036,836	0.75%	25.84%	0.93%
JASI - Janus Henderson Global Research Subaccount	2022	108,821	$24.162366	$2,629,372	0.75%	-20.01%	1.04%
JASI - Janus Henderson Global Research Subaccount	2021	118,707	$30.206939	$3,585,775	0.75%	17.21%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	123,826	$25.771438	$3,191,184	0.75%	19.16%	0.82%
JASI - Janus Henderson Balanced Subaccount	2024	46,271	$51.762076	$2,395,082	0.75%	14.56%	2.05%
JASI - Janus Henderson Balanced Subaccount	2023	49,763	$45.182983	$2,248,437	0.75%	14.56%	2.06%
JASI - Janus Henderson Balanced Subaccount	2022	57,176	$39.441574	$2,255,100	0.75%	-17.02%	1.23%
JASI - Janus Henderson Balanced Subaccount	2021	60,883	$47.532906	$2,893,966	0.75%	16.32%	0.90%
JASI - Janus Henderson Balanced Subaccount	2020	65,583	$40.862790	$2,679,888	0.75%	13.46%	2.41%
JASS - Janus Henderson Research Subaccount	2024	99,074	$43.022437	$4,262,407	0.75%	33.95%	0.00%
JASS - Janus Henderson Research Subaccount	2023	103,864	$32.119163	$3,336,016	0.75%	41.75%	0.06%
JASS - Janus Henderson Research Subaccount	2022	101,174	$22.658883	$2,292,495	0.75%	-30.58%	0.00%
JASS - Janus Henderson Research Subaccount	2021	105,668	$32.642278	$3,449,254	0.75%	19.15%	0.02%
JASS - Janus Henderson Research Subaccount	2020	108,577	$27.394836	$2,974,446	0.75%	31.59%	0.35%
JASS - Janus Henderson Global Research Subaccount	2024	113,742	$25.488879	$2,899,152	0.75%	22.34%	0.59%
JASS - Janus Henderson Global Research Subaccount	2023	123,275	$20.834236	$2,568,349	0.75%	25.53%	0.79%
JASS - Janus Henderson Global Research Subaccount	2022	134,601	$16.596854	$2,233,956	0.75%	-20.21%	0.89%
JASS - Janus Henderson Global Research Subaccount	2021	142,332	$20.800065	$2,960,514	0.75%	16.92%	0.36%
JASS - Janus Henderson Global Research Subaccount	2020	153,770	$17.790028	$2,735,575	0.75%	18.87%	0.64%
JASS - Janus Henderson Balanced Subaccount	2024	136,068	$45.435395	$6,182,300	0.75%	14.28%	1.75%
JASS - Janus Henderson Balanced Subaccount	2023	146,567	$39.756998	$5,827,056	0.75%	14.28%	1.80%
JASS - Janus Henderson Balanced Subaccount	2022	149,680	$34.789214	$5,207,259	0.75%	-17.24%	0.97%
JASS - Janus Henderson Balanced Subaccount	2021	155,727	$42.034869	$6,545,952	0.75%	16.04%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	155,195	$36.224771	$5,621,914	0.75%	13.18%	2.07%
JASS - Janus Henderson Overseas Subaccount	2024	93,793	$44.076409	$4,134,055	0.75%	4.79%	1.27%
JASS - Janus Henderson Overseas Subaccount	2023	105,864	$42.063623	$4,453,027	0.75%	9.76%	1.41%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
JASS - Janus Henderson Overseas Subaccount	2022	114,958	$38.322136	$4,405,449	0.75%	-9.51%	1.68%
JASS - Janus Henderson Overseas Subaccount	2021	120,342	$42.351260	$5,096,650	0.75%	12.44%	1.03%
JASS - Janus Henderson Overseas Subaccount	2020	129,380	$37.664184	$4,872,986	0.75%	15.16%	1.22%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2024	15,501	$42.793600	$663,332	0.75%	15.97%	1.32%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2023	15,570	$36.900773	$574,536	0.75%	13.35%	2.29%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	12,206	$32.555608	$397,385	0.75%	-8.78%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	9,986	$35.690956	$356,408	0.75%	25.85%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	10,958	$28.358840	$310,756	0.75%	6.87%	1.50%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2024	21,509	$36.301840	$780,811	0.75%	7.27%	1.22%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2023	24,071	$33.841931	$814,609	0.75%	14.24%	1.31%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	26,662	$29.623527	$789,812	0.75%	-7.12%	1.36%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	26,197	$31.896098	$835,588	0.75%	25.27%	1.09%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	27,740	$25.461852	$706,302	0.75%	4.46%	1.46%
ASVT - VT Opportunity Subaccount	2024	3,245	$69.821108	$226,557	0.75%	14.18%	0.05%
ASVT - VT Opportunity Subaccount	2023	3,466	$61.147772	$211,921	0.75%	25.56%	0.00%
ASVT - VT Opportunity Subaccount	2022	3,688	$48.699883	$179,603	0.75%	-21.40%	0.00%
ASVT - VT Opportunity Subaccount	2021	3,949	$61.955719	$244,674	0.75%	23.85%	0.04%
ASVT - VT Opportunity Subaccount	2020	4,123	$50.025299	$206,237	0.75%	20.10%	0.43%
ASVT - VT Discovery SMID Cap Growth Subaccount	2024	9,389	$42.235148	$396,536	0.75%	17.25%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2023	10,853	$36.022529	$390,939	0.75%	19.25%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2022	11,558	$30.207581	$349,132	0.75%	-38.31%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2021	12,249	$48.967497	$599,808	0.75%	-5.75%	0.00%
ASVT - VT Discovery SMID Cap Growth Subaccount	2020	12,858	$51.954217	$668,047	0.75%	61.44%	0.00%
MSV2 - VIF Growth Subaccount	2024	34,998	$80.356076	$2,812,334	0.75%	45.10%	0.00%
MSV2 - VIF Growth Subaccount	2023	37,878	$55.378482	$2,097,646	0.75%	47.22%	0.00%
MSV2 - VIF Growth Subaccount	2022	41,023	$37.616775	$1,543,148	0.75%	-60.46%	0.00%
MSV2 - VIF Growth Subaccount	2021	45,270	$95.136176	$4,306,816	0.75%	-0.89%	0.00%
MSV2 - VIF Growth Subaccount	2020	46,838	$95.993263	$4,496,152	0.75%	115.15%	0.00%
GSVI - Large Cap Value Subaccount	2024	88,461	$36.078203	$3,191,515	0.75%	16.22%	1.40%
GSVI - Large Cap Value Subaccount	2023	99,756	$31.043566	$3,096,773	0.75%	12.17%	1.78%
GSVI - Large Cap Value Subaccount	2022	107,510	$27.674751	$2,975,319	0.75%	-7.07%	1.35%
GSVI - Large Cap Value Subaccount	2021	110,461	$29.778614	$3,289,366	0.75%	23.21%	1.16%
GSVI - Large Cap Value Subaccount	2020	121,057	$24.169215	$2,925,844	0.75%	3.20%	1.41%
GSVI - U.S. Equity Insights Subaccount	2024	22,116	$50.868186	$1,125,005	0.75%	27.36%	0.65%
GSVI - U.S. Equity Insights Subaccount	2023	23,232	$39.940388	$927,891	0.75%	22.89%	0.71%
GSVI - U.S. Equity Insights Subaccount	2022	24,900	$32.501236	$809,273	0.75%	-20.34%	0.83%
GSVI - U.S. Equity Insights Subaccount	2021	25,120	$40.797685	$1,024,851	0.75%	28.44%	0.83%
GSVI - U.S. Equity Insights Subaccount	2020	25,635	$31.763233	$814,245	0.75%	16.67%	0.87%
GSVI - Strategic Growth Subaccount	2024	27,961	$61.692517	$1,724,987	0.75%	31.37%	0.00%
GSVI - Strategic Growth Subaccount	2023	29,167	$46.959524	$1,369,652	0.75%	40.89%	0.00%
GSVI - Strategic Growth Subaccount	2022	30,420	$33.331031	$1,013,933	0.75%	-33.02%	0.00%
GSVI - Strategic Growth Subaccount	2021	33,039	$49.761134	$1,644,058	0.75%	21.02%	0.00%
GSVI - Strategic Growth Subaccount	2020	37,606	$41.118638	$1,546,288	0.75%	39.46%	0.10%
GSVS - Large Cap Value Subaccount	2024	7,053	$39.216895	$276,597	0.75%	15.92%	0.99%
GSVS - Large Cap Value Subaccount	2023	9,333	$33.832029	$315,761	0.75%	11.87%	1.60%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
GSVS - Large Cap Value Subaccount	2022	8,806	$30.241807	$266,309	0.75%	-7.27%	1.50%
GSVS - Large Cap Value Subaccount	2021	5,924	$32.611217	$193,202	0.75%	23.01%	0.98%
GSVS - Large Cap Value Subaccount	2020	5,393	$26.511782	$142,991	0.75%	2.97%	0.87%
GSVS - U.S. Equity Insights Subaccount	2024	109	$67.893853	$7,389	0.75%	27.04%	0.14%
GSVS - U.S. Equity Insights Subaccount	2023	500	$53.440858	$26,730	0.75%	22.67%	0.49%
GSVS - U.S. Equity Insights Subaccount	2022	478	$43.564476	$20,806	0.75%	-20.50%	0.59%
GSVS - U.S. Equity Insights Subaccount	2021	638	$54.798110	$34,971	0.75%	28.15%	0.72%
GSVS - U.S. Equity Insights Subaccount	2020	436	$42.760656	$18,654	0.75%	16.44%	0.74%
GSVS - Strategic Growth Subaccount	2024	2,893	$92.381953	$267,247	0.75%	31.10%	0.00%
GSVS - Strategic Growth Subaccount	2023	3,602	$70.469080	$253,840	0.75%	40.60%	0.00%
GSVS - Strategic Growth Subaccount	2022	1,992	$50.120631	$99,845	0.75%	-33.18%	0.00%
GSVS - Strategic Growth Subaccount	2021	2,076	$75.010314	$155,735	0.75%	20.65%	0.00%
GSVS - Strategic Growth Subaccount	2020	2,007	$62.171315	$124,791	0.75%	39.07%	0.00%
LAZS - Emerging Markets Equity Subaccount	2024	77934	$47.235830	$3,681,286	0.75%	6.63%	3.38%
LAZS - Emerging Markets Equity Subaccount	2023	85419	$44.299968	$3,784,047	0.75%	21.36%	4.75%
LAZS - Emerging Markets Equity Subaccount	2022	97866	$36.501538	$3,572,266	0.75%	-15.75%	3.32%
LAZS - Emerging Markets Equity Subaccount	2021	101185	$43.323569	$4,383,678	0.75%	4.68%	1.90%
LAZS - Emerging Markets Equity Subaccount	2020	94,204	$41.386162	$3,898,729	0.75%	-2.01%	2.61%
LAZS - U.S. Small Cap Equity Select Subaccount	2024	46,975	$63.287694	$2,972,924	0.75%	10.28%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2023	47,952	$57.387111	$2,751,853	0.75%	9.21%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2022	50,690	$52.548513	$2,663,660	0.75%	-16.14%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2021	53,348	$62.665175	$3,343,075	0.75%	18.98%	0.05%
LAZS - U.S. Small Cap Equity Select Subaccount	2020	56,579	$52.669377	$2,979,994	0.75%	5.97%	0.18%
LAZS - International Equity Subaccount	2024	26,177	$16.217861	$424,531	0.75%	4.83%	2.69%
LAZS - International Equity Subaccount	2023	34,140	$15.470234	$528,152	0.75%	15.02%	1.28%
LAZS - International Equity Subaccount	2022	36,591	$13.450113	$492,151	0.75%	-15.64%	3.65%
LAZS - International Equity Subaccount	2021	34,225	$15.943851	$545,684	0.75%	5.05%	0.89%
LAZS - International Equity Subaccount	2020	52,092	$15.178064	$790,660	0.75%	7.43%	1.79%
PRS2 - PSF PGIM Jennison Growth Subaccount	2024	11,986	$111.887500	$1,341,085	0.75%	29.37%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2023	11,126	$86.483896	$962,178	0.75%	51.76%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2022	12,539	$56.986869	$714,558	0.75%	-38.31%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	13,636	$92.378267	$1,259,672	0.75%	14.69%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	12,313	$80.542837	$991,743	0.75%	54.41%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	2024	51,831	$89.500807	$4,638,909	0.75%	24.86%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount (note 4)	2023	57,575	$71.680500	$4,127,010	0.75%	3.82%	0.00%	12/8/2023
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2024	11,284	$54.624185	$616,394	0.75%	10.87%	0.80%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2023	13,455	$49.268187	$662,891	0.75%	12.26%	1.34%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2022	14,422	$43.887383	$632,953	0.75%	-19.95%	0.45%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2021	15,093	$54.826014	$827,467	0.75%	20.48%	0.54%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2020	15,171	$45.505914	$690,374	0.75%	12.84%	0.98%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2024	49,980	$80.453827	$4,021,080	0.75%	13.43%	1.24%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2023	55,500	$70.929346	$3,936,578	0.75%	10.09%	3.14%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2022	64,018	$64.428975	$4,124,633	0.75%	-8.84%	0.95%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2021	66,404	$70.677387	$4,693,279	0.75%	28.92%	0.91%
LINC - LVIP JPMorgan Mid Cap Value Subaccount (note 4)	2020	71,987	$54.823272	$3,946,547	0.75%	-0.38%	1.46%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MFSI - New Discovery Subaccount	2024	10,638	$50.788464	$540,308	0.75%	5.64%	0.00%
MFSI - New Discovery Subaccount	2023	13,363	$48.078377	$642,481	0.75%	13.41%	0.00%
MFSI - New Discovery Subaccount	2022	13,513	$42.395034	$572,889	0.75%	-30.52%	0.00%
MFSI - New Discovery Subaccount	2021	14,901	$61.013741	$909,170	0.75%	0.82%	0.00%
MFSI - New Discovery Subaccount	2020	16,565	$60.519552	$1,002,517	0.75%	44.50%	0.00%
MFSI - Mid Cap Growth Subaccount	2024	38,580	$40.434673	$1,559,988	0.75%	13.59%	0.00%
MFSI - Mid Cap Growth Subaccount	2023	43,247	$35.598331	$1,539,529	0.75%	20.08%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	42,419	$29.646735	$1,257,596	0.75%	-29.32%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	44,727	$41.946483	$1,876,158	0.75%	13.03%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	41,783	$37.111343	$1,550,605	0.75%	35.10%	0.00%
MFSI - Total Return Subaccount	2024	99,716	$33.218746	$3,312,431	0.75%	6.65%	2.29%
MFSI - Total Return Subaccount	2023	107,567	$31.146238	$3,350,319	0.75%	9.40%	1.83%
MFSI - Total Return Subaccount	2022	109,289	$28.470288	$3,111,491	0.75%	-10.51%	1.48%
MFSI - Total Return Subaccount	2021	121,586	$31.813588	$3,868,075	0.75%	12.99%	1.61%
MFSI - Total Return Subaccount	2020	123,262	$28.156446	$3,470,615	0.75%	8.70%	2.07%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2024	10,508	$30.889079	$324,595	0.75%	15.11%	0.14%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2023	18,129	$26.834292	$486,491	0.75%	22.79%	0.06%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	12,753	$21.854336	$278,708	0.75%	-20.05%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	13,325	$27.333570	$364,217	0.75%	24.72%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	15,612	$21.915494	$342,140	0.75%	21.29%	0.20%
PVIA - Real Return Subaccount	2024	133,090	$20.481042	$2,725,812	0.75%	1.36%	2.63%
PVIA - Real Return Subaccount	2023	133,799	$20.206028	$2,703,556	0.75%	2.89%	2.99%
PVIA - Real Return Subaccount	2022	133,277	$19.639385	$2,617,469	0.75%	-12.55%	7.00%
PVIA - Real Return Subaccount	2021	134,866	$22.458026	$3,028,825	0.75%	4.81%	4.96%
PVIA - Real Return Subaccount	2020	136,908	$21.426370	$2,933,439	0.75%	10.88%	1.42%
PVIA - Total Return Subaccount	2024	142,143	$19.753744	$2,807,864	0.75%	1.76%	4.03%
PVIA - Total Return Subaccount	2023	153,502	$19.412659	$2,979,881	0.75%	5.15%	3.56%
PVIA - Total Return Subaccount	2022	165,788	$18.461531	$3,060,697	0.75%	-14.94%	2.60%
PVIA - Total Return Subaccount	2021	191,037	$21.704725	$4,146,396	0.75%	-2.00%	1.82%
PVIA - Total Return Subaccount	2020	187,014	$22.148072	$4,142,008	0.75%	7.85%	2.12%
PVIA - Global Bond Opportunities Subaccount	2024	61,004	$18.635215	$1,136,831	0.75%	-1.25%	3.51%
PVIA - Global Bond Opportunities Subaccount	2023	65,697	$18.871708	$1,239,811	0.75%	4.48%	2.25%
PVIA - Global Bond Opportunities Subaccount	2022	66,655	$18.062049	$1,203,929	0.75%	-11.67%	1.47%
PVIA - Global Bond Opportunities Subaccount	2021	87,328	$20.447866	$1,785,679	0.75%	-4.87%	5.07%
PVIA - Global Bond Opportunities Subaccount	2020	78,078	$21.494815	$1,678,281	0.75%	9.30%	2.46%
PVIA - CommodityRealReturn® Strategy Subaccount	2024	26,076	$11.719687	$305,601	0.75%	3.38%	2.19%
PVIA - CommodityRealReturn® Strategy Subaccount	2023	29,590	$11.336705	$335,458	0.75%	-8.54%	17.59%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	52,030	$12.395035	$644,912	0.75%	7.81%	21.11%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	35,413	$11.497314	$407,155	0.75%	32.35%	4.41%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	23,621	$8.687073	$205,197	0.75%	0.60%	6.70%
CVTI - CVT S&P 500® Index Subaccount	2024	3,777	$44.016404	$166,247	0.75%	23.70%	1.23%
CVTI - CVT S&P 500® Index Subaccount	2023	4,014	$35.583631	$142,835	0.75%	24.99%	1.38%
CVTI - CVT S&P 500® Index Subaccount	2022	4,206	$28.469946	$119,755	0.75%	-18.95%	1.23%
CVTI - CVT S&P 500® Index Subaccount	2021	4,411	$35.125057	$154,933	0.75%	27.46%	1.32%
CVTI - CVT S&P 500® Index Subaccount	2020	5,171	$27.557522	$142,490	0.75%	17.22%	1.71%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
BNYS - Appreciation Subaccount	2024	13,516	$61.035011	$824,965	0.75%	11.64%	0.18%
BNYS - Appreciation Subaccount	2023	15,495	$54.672169	$847,166	0.75%	19.77%	0.49%
BNYS - Appreciation Subaccount	2022	15,071	$45.646754	$687,952	0.75%	-18.86%	0.43%
BNYS - Appreciation Subaccount	2021	14,919	$56.257570	$839,318	0.75%	25.83%	0.20%
BNYS - Appreciation Subaccount	2020	14,486	$44.709553	$647,661	0.75%	22.46%	0.56%
ROYI - Small-Cap Subaccount	2024	94,833	$57.077787	$5,412,849	0.75%	2.63%	1.17%
ROYI - Small-Cap Subaccount	2023	102,657	$55.615902	$5,709,364	0.75%	24.99%	0.86%
ROYI - Small-Cap Subaccount	2022	111,081	$44.495867	$4,942,659	0.75%	-9.87%	0.39%
ROYI - Small-Cap Subaccount	2021	115,497	$49.368464	$5,701,922	0.75%	27.86%	1.39%
ROYI - Small-Cap Subaccount	2020	122,785	$38.611680	$4,740,945	0.75%	-7.84%	1.07%
ROYI - Micro-Cap Subaccount	2024	59,190	$52.347619	$3,098,455	0.75%	12.82%	0.00%
ROYI - Micro-Cap Subaccount	2023	64,295	$46.400519	$2,983,310	0.75%	17.90%	0.00%
ROYI - Micro-Cap Subaccount	2022	68,114	$39.355478	$2,680,662	0.75%	-23.01%	0.00%
ROYI - Micro-Cap Subaccount	2021	72,834	$51.118591	$3,723,194	0.75%	29.01%	0.00%
ROYI - Micro-Cap Subaccount	2020	77,116	$39.622971	$3,055,582	0.75%	22.87%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2024	30,975	$15.876837	$491,782	0.75%	-0.41%	1.46%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2023	36,805	$15.941971	$586,743	0.75%	16.99%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	40,297	$13.626588	$549,106	0.75%	-19.11%	1.44%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	38,520	$16.845860	$648,895	0.75%	4.82%	1.04%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	44,505	$16.071213	$715,251	0.75%	12.89%	2.48%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2024	5,680	$25.935468	$147,301	0.75%	7.85%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2023	6,939	$24.047395	$166,871	0.75%	9.86%	0.51%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	7,160	$21.888146	$156,713	0.75%	-10.62%	0.15%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	8,858	$24.488563	$216,916	0.75%	31.53%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	9,432	$18.618191	$175,615	0.75%	-3.56%	0.68%
FRT2 - Franklin Income VIP Subaccount	2024	109,094	$24.982716	$2,725,455	0.75%	6.40%	5.18%
FRT2 - Franklin Income VIP Subaccount	2023	122,512	$23.480117	$2,876,599	0.75%	7.82%	5.14%
FRT2 - Franklin Income VIP Subaccount	2022	132,875	$21.777814	$2,893,720	0.75%	-6.18%	4.81%
FRT2 - Franklin Income VIP Subaccount	2021	139,437	$23.211371	$3,236,523	0.75%	15.89%	4.68%
FRT2 - Franklin Income VIP Subaccount	2020	152,541	$20.029517	$3,055,322	0.75%	-0.06%	5.82%
FRT2 - Franklin DynaTech VIP Subaccount	2024	17,527	$50.365912	$882,747	0.75%	29.47%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2023	16,133	$38.902635	$627,625	0.75%	42.71%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2022	17,514	$27.260746	$477,457	0.75%	-40.40%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2021	16,765	$45.741666	$766,854	0.75%	15.28%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	20,018	$39.678616	$794,297	0.75%	43.80%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2024	61,717	$14.233922	$878,472	0.75%	-1.74%	2.43%
FRT2 - Templeton Foreign VIP Subaccount	2023	59,228	$14.486075	$857,984	0.75%	19.86%	3.25%
FRT2 - Templeton Foreign VIP Subaccount	2022	65,144	$12.085765	$787,318	0.75%	-8.29%	3.05%
FRT2 - Templeton Foreign VIP Subaccount	2021	65,333	$13.178556	$860,997	0.75%	3.38%	1.87%
FRT2 - Templeton Foreign VIP Subaccount	2020	73,345	$12.747280	$934,944	0.75%	-1.90%	3.36%
FRT4 - Franklin Income VIP Subaccount	2024	17,092	$29.644697	$506,695	0.75%	6.27%	5.73%
FRT4 - Franklin Income VIP Subaccount	2023	7,877	$27.894607	$219,733	0.75%	7.74%	4.90%
FRT4 - Franklin Income VIP Subaccount	2022	7,289	$25.890395	$188,721	0.75%	-6.29%	4.25%
FRT4 - Franklin Income VIP Subaccount	2021	4,153	$27.629555	$114,752	0.75%	15.72%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	3,797	$23.876400	$90,648	0.75%	-0.17%	5.78%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FRT4 - Franklin DynaTech VIP Subaccount	2024	3,028	$65.109549	$197,179	0.75%	29.32%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2023	3,362	$50.348520	$169,255	0.75%	42.95%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2022	1,690	$35.221491	$59,531	0.75%	-40.65%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2021	1,646	$59.342692	$97,663	0.75%	15.22%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	1,683	$51.502897	$86,694	0.75%	43.63%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2024	8,688	$18.393167	$159,792	0.75%	-1.82%	2.37%
FRT4 - Templeton Foreign VIP Subaccount	2023	9,601	$18.735021	$179,868	0.75%	19.79%	3.02%
FRT4 - Templeton Foreign VIP Subaccount	2022	8,615	$15.639553	$134,729	0.75%	-8.43%	2.91%
FRT4 - Templeton Foreign VIP Subaccount	2021	8,810	$17.080082	$150,478	0.75%	3.33%	1.66%
FRT4 - Templeton Foreign VIP Subaccount	2020	8,647	$16.530403	$142,945	0.75%	-2.07%	3.21%
FRT4 - Franklin Allocation VIP Subaccount	2024	3,079	$29.494080	$90,822	0.75%	8.07%	1.86%
FRT4 - Franklin Allocation VIP Subaccount	2023	3,031	$27.291545	$82,734	0.75%	13.77%	1.30%
FRT4 - Franklin Allocation VIP Subaccount	2022	3,358	$23.987826	$80,553	0.75%	-16.81%	1.49%
FRT4 - Franklin Allocation VIP Subaccount	2021	4,754	$28.836613	$137,076	0.75%	10.71%	1.62%
FRT4 - Franklin Allocation VIP Subaccount	2020	4,622	$26.047987	$120,403	0.75%	10.92%	1.34%
FEDS - Kaufmann Fund II Subaccount	2024	14,037	$48.198437	$676,570	0.75%	15.90%	0.62%
FEDS - Kaufmann Fund II Subaccount	2023	13,669	$41.585857	$568,420	0.75%	14.01%	0.00%
FEDS - Kaufmann Fund II Subaccount	2022	18,858	$36.476996	$687,865	0.75%	-30.78%	0.00%
FEDS - Kaufmann Fund II Subaccount	2021	21,885	$52.694348	$1,153,219	0.75%	1.50%	0.00%
FEDS - Kaufmann Fund II Subaccount	2020	19,979	$51.914341	$1,037,176	0.75%	27.52%	0.00%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2024	56,545	$14.977131	$846,877	0.75%	4.50%	2.59%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2023	46,442	$14.331860	$665,602	0.75%	7.04%	2.37%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2022	40,049	$13.388973	$536,213	0.75%	-12.47%	1.47%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	41,771	$15.297232	$638,974	0.75%	1.52%	1.36%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2020	43,982	$15.068797	$662,751	0.75%	5.70%	1.83%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2024	9,663	$19.717735	$190,532	0.75%	7.16%	2.33%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2023	9,215	$18.401104	$169,575	0.75%	9.77%	2.22%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2022	8,749	$16.762735	$146,658	0.75%	-13.19%	1.79%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	14,374	$19.309499	$277,555	0.75%	5.68%	1.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2020	14,037	$18.272441	$256,481	0.75%	7.62%	2.18%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2024	50,208	$25.710715	$1,290,874	0.75%	9.34%	1.79%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2023	49,719	$23.513725	$1,169,074	0.75%	11.98%	1.79%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2022	60,045	$20.997402	$1,260,799	0.75%	-13.53%	1.70%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	60,780	$24.283313	$1,475,951	0.75%	9.97%	1.34%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2020	58,832	$22.082751	$1,299,182	0.75%	8.31%	1.93%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2024	111,985	$32.138641	$3,599,044	0.75%	11.83%	1.41%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2023	129,368	$28.740065	$3,718,047	0.75%	14.41%	1.82%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2022	134,062	$25.119679	$3,367,587	0.75%	-13.90%	1.60%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	139,394	$29.174033	$4,066,681	0.75%	14.03%	1.22%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2020	144,548	$25.584612	$3,698,201	0.75%	9.18%	1.96%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2024	45,007	$36.852613	$1,658,613	0.75%	13.72%	1.30%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2023	45,407	$32.406964	$1,471,512	0.75%	16.01%	1.61%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2022	48,994	$27.935004	$1,368,660	0.75%	-13.82%	1.51%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	53,381	$32.414803	$1,730,344	0.75%	17.45%	1.11%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2020	53,735	$27.598266	$1,483,006	0.75%	9.14%	1.67%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
IVYV - Macquarie VIP Asset Strategy Subaccount	2024	36,806	$26.199346	$964,301	0.75%	11.59%	1.82%
IVYV - Macquarie VIP Asset Strategy Subaccount	2023	43,661	$23.477381	$1,025,041	0.75%	13.09%	1.97%
IVYV - Macquarie VIP Asset Strategy Subaccount	2022	54,125	$20.759846	$1,123,627	0.75%	-15.37%	1.59%
IVYV - Macquarie VIP Asset Strategy Subaccount	2021	55,966	$24.531155	$1,372,909	0.75%	9.62%	1.67%
IVYV - Macquarie VIP Asset Strategy Subaccount	2020	52,558	$22.378368	$1,176,155	0.75%	13.03%	1.98%
IVYV - Macquarie VIP Natural Resources Subaccount	2024	41,769	$12.923803	$539,812	0.75%	-1.33%	5.83%
IVYV - Macquarie VIP Natural Resources Subaccount	2023	48,803	$13.098098	$639,230	0.75%	0.83%	2.87%
IVYV - Macquarie VIP Natural Resources Subaccount	2022	58,933	$12.990024	$765,545	0.75%	16.90%	1.79%
IVYV - Macquarie VIP Natural Resources Subaccount	2021	36,863	$11.112022	$409,627	0.75%	25.74%	1.60%
IVYV - Macquarie VIP Natural Resources Subaccount	2020	31,391	$8.837577	$277,422	0.75%	-12.65%	2.35%
IVYV - Macquarie VIP Science and Technology Subaccount	2024	40,854	$94.865304	$3,875,608	0.75%	29.61%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2023	44,523	$73.191530	$3,258,719	0.75%	38.03%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2022	48,559	$53.025228	$2,574,854	0.75%	-32.35%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2021	56,425	$78.378641	$4,422,530	0.75%	14.31%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2020	60,566	$68.567269	$4,152,872	0.75%	34.35%	0.00%

*	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AuguStarSM Life Assurance Corporation and Contract Owners of AuguStarSM Variable Account R:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise AuguStarSM Variable Account R (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024 by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Columbus, Ohio
April 8, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. EQV International Equity Series II Subaccount

ALLSPRING VARIABLE TRUST

VT Discovery SMID Cap Growth Subaccount

VT Opportunity Subaccount

ALPS VARIABLE INVESTORS TRUST - CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC.

AVIP AB Mid Cap Core Subaccount

AVIP AB Small Cap Subaccount

AVIP BlackRock Advantage International Equity Subaccount

AVIP BlackRock Advantage Large Cap Core Subaccount

AVIP BlackRock Advantage Large Cap Growth Subaccount

AVIP BlackRock Advantage Large Cap Value Subaccount

AVIP BlackRock Advantage Small Cap Growth Subaccount

AVIP BlackRock Balanced Allocation Subaccount

AVIP Bond Subaccount

AVIP Federated High Income Bond Subaccount

AVIP Fidelity Institutional AM® Equity Growth Subaccount

AVIP Nasdaq-100® Index Subaccount

AVIP S&P 500® Index Subaccount

AVIP S&P MidCap 400® Index Subaccount

BNY MELLON VARIABLE INVESTMENT FUND – SERVICE CLASS

Appreciation Subaccount

CALVERT VARIABLE TRUST, INC.

CVT S&P 500® Index Subaccount1

FEDERATED HERMES INSURANCE SERIES – SERVICE SHARES

Kaufmann Fund II Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Asset Strategy Subaccount1

Macquarie VIP Natural Resources Subaccount1

Macquarie VIP Science and Technology Subaccount1

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST – STANDARD CLASS

LVIP JPMorgan Mid Cap Value Subaccount

LVIP JPMorgan Small Cap Core Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

International Equity Subaccount

U.S. Small Cap Equity Select Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Real Return Subaccount Total Return Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount Small-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Growth Subaccount

Statement of assets and contract owners’ equity as of December 31, 2024, the related statements of operations for the year then ended, and changes in contract owners’ equity for the year ended December 31, 2024 and the period December 8, 2023 (commencement of operations) to December 31, 2023.

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Blend Subaccount

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2024, 2023 and 2022

(With Independent Auditors’ Report Thereon)

KPMG LLP

2500 Ruan Center
666 Grand Avenue
Des Moines, IA 50309

Independent Auditors’ Report

The Board of Directors

AuguStar Life Assurance Corporation:

Opinions

We have audited the statutory financial statements of AuguStar Life Assurance Corporation (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital surplus as of December 31, 2024 and 2023, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of theFinancial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

2

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Des Moines, Iowa
April 11, 2025

3

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2024 and 2023

(Dollars in thousands, except share amounts)

Admitted Assets	2024	2023
Investments:
Bonds	$1,960,709	2,045,808
Preferred stocks	16,553	16,711
Common stocks at fair value (cost $18,831 in 2024 and $18,514 in 2023)	18,602	18,326
Mortgage loans on real estate	522,353	463,087
Contract loans	139,119	129,953
Cash, cash equivalents and short-term investments	41,357	16,000
Receivables for securities	66	757
Derivatives	7,369	6,521
Other invested assets	51,139	42,771
Securities lending reinvested collateral assets	27,784	66,540
Total investments	2,785,051	2,806,474
Premiums and other considerations deferred and uncollected	107,151	117,183
Accrued investment income	20,390	19,889
Receivable from parent and affiliates	41,433	14,868
Current federal income tax recoverable	247	—
Deferred tax asset, net	30,374	30,979
Other assets	24,463	41,442
Separate account assets	293,195	271,216
Total admitted assets	$3,302,304	3,302,051
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life and annuity policies and contracts	$2,150,413	2,150,514
Accident and health policies	114,366	110,433
Deposit type funds	352,716	353,490
Contract claims	21,334	17,257
Other policyholders’ funds	1,014	1,083
Current federal income taxes	—	4,087
Interest maintenance reserve	5,626	8,760
Asset valuation reserve	26,545	24,061
Transfers to separate accounts due or accrued, net	2,194	2,229
Payable for securities lending	27,784	66,540
Other liabilities	45,358	35,689
Separate account liabilities	293,195	271,216
Total liabilities	3,040,545	3,045,359
Capital and surplus:
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Gross paid in and contributed surplus	87,976	87,976
Unassigned surplus	164,183	159,116
Total capital and surplus	261,759	256,692
Total liabilities and capital and surplus	$3,302,304	3,302,051

See accompanying notes to statutory financial statements.

4

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023	2022
Premiums and other considerations:
Life and annuity	$226,278	239,615	204,261
Accident and health	27,684	29,601	29,187
Total premiums and other considerations	253,962	269,216	233,448
Investment income:
Interest on bonds	83,318	78,386	74,949
Interest on mortgage loans on real estate	22,118	21,192	19,499
Interest on contract loans	7,175	6,735	6,655
Other income	9,654	9,433	8,723
Total investment income	122,265	115,746	109,826
Less investment expenses	6,149	2,086	2,336
Net investment income	116,116	113,660	107,490
Total income	370,078	382,876	340,938
Death and other benefits:
Death benefits	128,753	119,727	91,370
Accident and health benefits	13,052	11,896	11,866
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	116,441	104,720	73,646
Total death and other benefits	258,246	236,343	176,882
Change in reserves for future policy benefits and other funds	3,832	16,774	25,254
Commissions	34,328	30,510	38,122
General insurance expenses	51,745	59,836	56,364
Insurance taxes, licenses, and fees	10,181	10,056	10,619
Net transfers from separate accounts	(19,605)	(17,264)	(5,687)
Total expenses	338,727	336,255	301,554
Income before provision (benefit) for federal income taxes and net realized capital gains (losses)	31,351	46,621	39,384
Provision (benefit) for federal income taxes	3,850	9,286	(349)
Income before net realized capital gains (losses)	27,501	37,335	39,733
Net realized capital gains (losses), net of interest maintenance reserve and income taxes	3,002	220	(5,603)
Net income	$30,503	37,555	34,130

See accompanying notes to statutory financial statements.

5

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Common stock	Paid-in capital and assigned surplus	Unassigned surplus	Total capital and surplus
Balance at December 31, 2021	$9,600	87,976	149,235	246,811
Net income	—	—	34,130	34,130
Change in net unrealized capital gains	—	—	(4,689)	(4,689)
Change in net deferred income tax	—	—	1,689	1,689
Change in nonadmitted assets and related items	—	—	(3,688)	(3,688)
Change in asset valuation reserve	—	—	4,373	4,373
Change in reserve valuation basis	—	—	(3,589)	(3,589)
Change in deferred coinsurance gain	—	—	(19,292)	(19,292)
Correction of errors, net of tax	—	—	1,992	1,992
Dividends to stockholder	—	—	(20,000)	(20,000)
Balance at December 31, 2022	9,600	87,976	140,161	237,737
Net income	—	—	37,555	37,555
Change in net unrealized capital gains	—	—	2,558	2,558
Change in net deferred income tax	—	—	5,785	5,785
Change in nonadmitted assets and related items	—	—	(3,390)	(3,390)
Change in asset valuation reserve	—	—	(4,912)	(4,912)
Change in deferred coinsurance gain	—	—	(18,832)	(18,832)
Correction of errors, net of tax	—	—	191	191
Balance at December 31, 2023	9,600	87,976	159,116	256,692
Net income	—	—	30,503	30,503
Change in net unrealized capital losses	—	—	2,103	2,103
Change in net deferred income tax	—	—	4,017	4,017
Change in nonadmitted assets and related items	—	—	(4,717)	(4,717)
Change in asset valuation reserve	—	—	(2,484)	(2,484)
Change in deferred coinsurance gain - prior period error	—	—	(30,357)	(30,357)
Change in deferred coinsurance gain	—	—	(24,533)	(24,533)
Correction of errors, net of tax - deferred coinsurance gain	—	—	30,357	30,357
Correction of errors, net of tax	—	—	178	178
Balance at December 31, 2024	$9,600	87,976	164,183	261,759

6

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023	2022
Cash flow from operations:
Premiums, other considerations, and fund deposits	$214,074	232,876	200,655
Investment income	112,709	109,984	101,831
	326,783	342,860	302,486
Less:
Death and other benefits	196,539	232,649	157,851
Commissions, taxes, and other expenses	107,232	121,470	96,807
Net transfers from separate accounts	(19,570)	(17,799)	(5,741)
	284,201	336,320	248,917
Net cash provided by operations	42,582	6,540	53,569
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	170,274	137,348	165,343
Stocks	—	144	10,066
Mortgage loans on real estate	49,588	42,402	41,160
Other invested assets	23,020	900	331
Total investment proceeds	242,882	180,794	216,900
Less cost of investments acquired:
Bonds	85,495	184,233	280,616
Stocks	317	3,355	6,831
Mortgage loans on real estate	109,114	53,320	71,903
Other invested assets	25,911	11,167	6,614
Total investments acquired	220,837	252,075	365,964
Less increase (decrease) in contract loans	9,166	6,803	(563)
Net cash provided by (used in) investing activities	12,879	(78,084)	(148,501)
Cash flow from financing and other miscellaneous sources:
Net deposits on deposit-type contracts and other liabilities	(11,827)	61,706	99,114
Dividends to stockholder	—	—	(20,000)
Change in receivable from parent due to cash concentration program	(19,919)	12,199	(17,775)
Other, net	1,642	4,547	(6,007)
Net cash (used in) provided by financing	(30,104)	78,452	55,332
Net increase (decrease) in cash, cash equivalents and short-term investments	25,357	6,908	(39,600)
Cash, cash equivalents and short-term investments:
Beginning of year	16,000	9,092	48,692
End of year	$41,357	16,000	9,092
Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(38,755)	26,670	(46,603)
Change in deferred gain on coinsurance reinsurance agreements	(24,533)	(18,832)	(19,292)

See accompanying notes to statutory financial statements.

7

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(1)	Organization and Business

Organization

AuguStar Life Assurance Corporation (“ALAC” or the “Company”), is a stock life insurance company wholly owned by AuguStar Life Insurance Company (“ALIC”), a stock life insurance company. ALIC is 100% owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), a stock company organized under Ohio insurance laws.

Business

The Company is a life, health (disability) and annuity insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, health (disability) and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments. The Company made the decision to cease selling its disability products as of May 1, 2023, while continuing to service and support existing clients.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ALAC does not have any permitted or prescribed statutory accounting practices as of December 31, 2024, 2023 and 2022.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;
8

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; fixed maturity securities designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity are carried at amortized cost; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	specific valuation allowances are established using the current expected credit loss (“CECL”) impairment model, which only applies to financial assets carried at amortized cost, including mortgage loans, and reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. Estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase. Statutory accounting utilizes the other-than-temporary impairment (“OTTI”) model described in Note 6;

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for noncontrolling limited partnerships and limited liability companies investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve (“IMR”) are not recorded;

●	under GAAP “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;
9

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

During 2024, the Company and ALIC contributed capital to four affiliated special purpose vehicles - Andromeda Funding, LLC; Antlia Funding, LLC; Cassiopeia Funding, LLC and Orion Funding, LLC (collectively, hereafter, the “SPVs”). The SPVs invest in commercial loans and securitize the assets into collateralized loan obligations (“CLOs”). The contribution split between the Company and ALIC is 12.5% and 87.5%, respectively, and their investment in the SPVs are recorded through both rated secured notes and subordinated notes, which are equity-like in nature. The rated secured notes in each of the SPVs are reported in Bonds and the unrated subordinated notes in each of the SPVs are reported in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The SPVs are not legally owned by the Company or ALIC; however, they have been established to hold assets of the Company and ALIC managed by Constellation Investments, Inc. (“CINV”), an affiliated investment advisor.

10

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the IMR. Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO and quoted market prices when information is not available from the SVO.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of residential and commercial properties that are both directly owned and properties that are directly and wholly owned through an investment trust. Commercial mortgage loans are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Residential mortgage loans are reported at cost, net of unamortized discounts or premiums. Premiums or discounts are amortized using the effective yield method. Interest income is accrued on the principal balance of each loan based on its contractual interest rate. The residential mortgage loan portfolio is held in an investment trust and managed by a third-party.

11

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Contract Loans

Contract loans, also referred to as policy loans, are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index call options as hedges for the indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of unaffiliated surplus notes, investments in subordinated notes issued by the SPVs, and investments in unaffiliated limited partnerships and limited liability companies. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lesser of amortized cost or fair value for NAIC ratings 3 through 6.

The Company’s investments in limited partnerships and limited liability companies are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of these investments are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

12

AUGUSTAR LIFE ASSURANCE CORPORATION

 (A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The statement value of limited partnerships and limited liability companies are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for these investments for the years ended December 31, 2024 and 2023.

The Company’s investments in the SPVs subordinated notes are carried at the lower of amortized cost or fair value. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in SPV subordinated notes that exceed 10% of its admitted assets.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within Net investment income in the Statutory Statements of Income.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual life represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). The difference between full account value and CRVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CRVM is reflected in the Statutory Statements of Income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflects benefits paid, changes in reserves, expense allowances and cost of insurance.

13

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products, are recorded as premiums when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Reserves for traditional life products are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions currently being used for the majority of new policies issued is the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1958 CSO table with interest rates of 3.0% to 6.0%, the 1980 CSO table with interest rates of 3.0% to 6.0%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles-based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

Reserves for universal life policies without secondary guarantees and variable universal life policies have been calculated based on participants’ net contributions plus interest credited less applicable contract charges, less an initial allowance according to CRVM. During 2022, the Company received approval from the Department to change its valuation method for its indexed universal life policies from CRVM with Update Market Value (“UMV”) to CRVM with Update Average Market Value (“UAMV”). The Company recognized a change in basis of valuation of $3,589 in unassigned surplus during 2022, as shown on the Statutory Statements of Changes in Capital and Surplus.

14

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reserves for universal life policies containing secondary guarantees are calculated in accordance with Actuarial Guideline 38 (“AG38”).

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $103,319,952 and $112,728,920 of individual life insurance in force as of December 31, 2024 and 2023, respectively, and $1,250,076 and $1,362,672 of related reserves as of December 31, 2024 and 2023, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate, determined from a seriatim valuation file, to the mean average reserves. Universal life and variable life insurance products use a formula which applies a weighted average credited rate to the mean account value.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates, and various contract provisions. The average interest rates credited on these annuity policies were 3.19%, 3.15% and 3.14% for the years ended December 31, 2024, 2023 and 2022, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.75% to 8.75%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%) or the IAR2012 Mortality Table (interest rates of 1.00% to 5.00%).

15

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Income impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related OTTI losses are recorded through the AVR; interest related OTTI losses are recorded through the IMR.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded in Premiums and other considerations on the Statutory Statements of Income.

16

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reinsurance transactions can result in initial gains or losses to the Company at inception. Losses at inception are recognized into income at inception. Gains are deferred, recorded in surplus and amortized into income as profits emerge on the block of business reinsured. Amortization of deferred gains is recorded through Premiums and other considerations on the Statutory Statements of Income.

(i)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $350,000 as of December 31, 2024 and 2023, which are included in deposit type funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2024	2023
Membership stock - Class B	$2,642	2,525
Activity stock	15,750	15,550
Total	$18,392	18,075
Actual or estimated borrowing capacity as determined by the insurer	$350,000	350,000

Membership stock eligible and not eligible for redemption at December 31, 2024 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$2,642	2,642	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2024	2023
Total collateral pledged:
Fair value	$462,632	439,213
Carrying value	492,342	463,438
Total borrowing	350,000	350,000

17

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The maximum amount pledged as of December 31 is as follows:

	2024	2023
Maximum amount pledged:
Fair value	$479,607	439,213
Carrying value	505,319	463,438
Total borrowing	350,000	350,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2024	General account	Funding agreements reserves established
Funding agreements	$350,000	350,000
2023
Funding agreements	$350,000	350,000

The maximum amount available during the reporting period ended December 31, 2024 is $350,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(j)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

18

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company is not subject to CAMT for 2024.

(k)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(l)	New Accounting Standards

In December 2023, the NAIC issued 2023-15, IMR/AVR Specific, effective January 1, 2024. The revisions specify the criteria that would require realized gains and losses from mortgage loans to be included in the asset valuation reserve (“AVR”) and the conditions in which realized gains and losses from debt securities where an acute credit event (i.e., a known event that significantly negatively affects the price of a security) occurred between the date of purchase and date of sale would be excluded from the IMR. The revisions also clarify the intent of the guidance whereby non-interest-related losses are to be allocated to the AVR. The adoption of this guidance was not material to the Company’s statutory financial statements.

In October 2023, the NAIC issued revisions to SSAP No. 20, Nonadmitted Assets and SSAP No. 21, Other Admitted Assets, the update includes consistency revisions to SSAP No. 20. Revisions to SSAP No. 21 provide more detail on qualifying collateral, require information to support fair value of collateral to be available on request, and provide audit transition guidance for equity collateral from entities in the scope of SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 97, Investments to Subsidiary, Controlled and Affiliated Entities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-03 to SSAP No. 4, Assets and Nonadmitted Assets, SSAP No. 9, Subsequent Events and, SSAP No. 101, Income Taxes. The INT provides guidance for CAMT reporting on or after year-end 2023 and addresses accounting, the statutory valuation allowance, admissibility, disclosures, and year-end 2023 transition. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-01, Negative IMR Admitted Asset, effective August 13, 2023. The interpretation provides an optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve will be automatically nullified on January 1, 2026. The adoption of this guidance did not impact the Company’s statutory financial statements.

19

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

In August 2023, the NAIC issued revisions to SSAP No. 26, Bonds and SSAP No. 43, Loan-Backed and Structured Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The Company is in the process of assessing the impact of this standard on its statutory financial statements, but does not expect it to be material.

In August 2023, the NAIC issued revisions to SSAP No.43, Loan-Backed and Structured Securities, effective December 31, 2023. These revisions incorporate changes to add collateralized loan obligations (“CLOs”) to the financial modeling guidance and to clarify that CLOs are not captured as legacy securities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In April 2020, May 2021, and August 2023, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

(m)	Subsequent Events

The Company has evaluated subsequent events through April 11, 2025, the date the statutory financial statements were available to be issued, and no events have occurred subsequent to the statutory statements of admitted assets, liabilities, and capital and surplus date and before the date of evaluation that would require disclosure.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

20

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-Security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking Risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

21

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Israel or Palestine. However, the ongoing conflict between the countries is impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

22

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments and separate account assets.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; unaffiliated surplus notes; derivatives; common stocks; securities lending reinvested collateral; asset-backed, mortgage-backed, private placement and equity securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed securities, common stocks and other invested assets.
23

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2024
Assets:
Investments:
Bonds	$—	92	—	92
Preferred stock	—	1,553	—	1,553
Common stocks	—	18,392	210	18,602
Cash, cash equivalents and short-term investments	41,357	—	—	41,357
Other invested assets	—	—	25,324	25,324
Derivatives	—	7,369	—	7,369
Securities lending reinvested collateral assets	—	27,785	—	27,785
Other assets:
Separate account assets	293,195	—	—	293,195
Total assets	$334,552	55,191	25,534	415,277

	Level 1	Level 2	Level 3	Total
2023
Assets:
Investments:
Bonds	$—	120	—	120
Preferred stock	—	1,711	—	1,711
Common stocks	—	18,075	251	18,326
Cash, cash equivalents and short-term investments	16,000	—	—	16,000
Other invested assets	—	—	12,436	12,436
Derivatives	—	6,521	—	6,521
Securities lending reinvested collateral assets	—	66,538	—	66,538
Other assets:
Separate account assets	271,216	—	—	271,216
Total assets	$287,216	92,965	12,687	392,868
24

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2024
Assets:
Investments:
Bonds	$1,960,709	1,732,081	4,132	1,647,814	80,135
Preferred stocks	16,553	14,936	—	1,553	13,383
Common stocks	18,602	18,602	—	18,392	210
Mortgage loans on real estate	522,353	485,193	—	—	485,193
Contract loans	139,119	145,462	—	—	145,462
Cash, cash equivalents and short-term investments	41,357	41,357	41,357	—	—
Derivatives	7,369	7,369	—	7,369	—
Other invested assets	51,139	47,190	—	21,866	25,324
Securities lending reinvested collateral assets	27,784	27,784	—	27,784	—
Other assets:
Separate account assets	293,195	293,195	293,195	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$18,428	18,126	—	18,126	—
Guaranteed investment contracts	350,000	342,452	—	342,452	—
Separate account liabilities	293,195	293,195	293,195	—	—
25

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Carrying	NAIC estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2023
Assets:
Investments:
Bonds	$2,045,808	1,823,422	4,167	1,795,774	23,481
Preferred stocks	16,711	14,909	—	1,711	13,198
Common stocks	18,326	18,326	—	18,075	251
Mortgage loans on real estate	463,087	433,074	—	—	433,074
Contract loans	129,953	142,532	—	—	142,532
Cash, cash equivalents and short-term investments	16,000	16,000	16,000	—	—
Derivatives	6,521	6,521	—	6,521	—
Other invested assets	42,771	39,417	—	26,981	12,436
Securities lending reinvested collateral assets	66,540	66,538	—	66,538	—
Other assets:
Separate account assets	271,216	27,126	271,216	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$20,088	19,413	—	19,413	—
Guaranteed investment contracts	350,000	332,093	—	332,093	—
Separate account liabilities	271,216	271,216	271,216	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

26

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

Common stocks are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

In some instances, common stocks are being carried based on valuation metrics obtained from a third-party valuation report. These common stocks are classified as Level 3 assets.

Mortgage loans on real estate – The fair value of commercial mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

27

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The fair value of residential mortgage loans on real estate is provided by the third-party administrator of the portfolio. The third-party administrator uses independent broker quotations from market makers and other broker/dealers recognized to be market participants or internal valuation techniques, which utilize inputs that may be difficult to corroborate with observable market data. These are classified as Level 3 assets.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Derivatives – The Company enters into long-term investments comprised of equity index call options to economically hedge guarantees on riders for certain insurance contracts. The equity index call options are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Other invested assets – Estimated fair values for unaffiliated surplus notes are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of subordinated notes of the SPVs is based on the original cost value and measured at the lower of amortized cost or fair value, corroborated by market inputs including credit spreads and interest rates for similar investments. These investments are classified as Level 3 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

28

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

	2024
Description	Beginning Balance at December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net income	Total gains (losses) included in Surplus	Purchases	Sales	Ending Balance at December 31, 2024
Common stocks	$251	—	—	—	(41)	—	—	210
Other invested assets	12,436	—	—	2,224	—	25,911	(15,247)	25,324
	12,687	—	—	2,224	(41)	25,911	(15,247)	25,534

	2023
Description	Beginning Balance at December 31, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) inclouded in Net Income	Total gains (losses) included in surplus	Purchases	Sales	Ending Balance at December 31, 2023
Common stocks	$583	—	—	—	(188)	—	(144)	251
Other invested assets	7,350	—	—	88	—	5,898	(900)	12,436
	7,933	—	—	88	(188)	5,898	(1,044)	12,687

29

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no transfers between levels in 2024 or 2023.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

30

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2024
	Carrying value *	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$60,408	525	(1,663)	59,270
All other governments	7,978	—	(1,781)	6,197
States, territories and possessions	198,105	73	(29,547)	168,631
Political subdivisions of states	2,277	—	(69)	2,208
Special revenue and assessment	43,748	414	(1,321)	42,841
Industrial and miscellaneous	1,648,193	7,465	(202,724)	1,452,934
Total bonds	$1,960,709	8,477	(237,105)	1,732,081
Preferred stocks	$16,553	—	(1,617)	14,936
Common stocks	$18,831	—	(229)	18,602

*	Represents cost for Common stocks

	2023
	Carrying value *	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$61,121	992	(1,768)	60,345
All other governments	8,976	—	(1,254)	7,722
States, territories and possessions	208,947	455	(27,231)	182,171
Political subdivisions of states	2,511	—	(18)	2,493
Special revenue and assessment	49,852	1,273	(1,185)	49,940
Industrial and miscellaneous	1,712,401	10,357	(203,981)	1,518,777
Hybrid securities	2,000	—	(26)	1,974
Total bonds	$2,045,808	13,077	(235,463)	1,823,422
Preferred stocks	$16,711	—	(1,802)	14,909
Common stocks	$18,514	—	(188)	18,326

*	Represents cost for Common stocks

31

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $4,572 and $3,467 were on deposit with various regulatory agencies as required by law as of December 31, 2024 and 2023, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$148,248	130,962
Due after one year through five years	642,949	567,978
Due after five years through ten years	509,801	450,356
Due after ten years	659,711	582,785
Total	$1,960,709	1,732,081

32

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2024
Bonds:
U.S. government	$1,111	(14)	18,566	(1,649)	19,677	(1,663)
All other governments	—	—	6,198	(1,781)	6,198	(1,781)
States, territories and possessions	16,320	(259)	137,249	(29,288)	153,569	(29,547)
Political subdivisions of states	1,384	(61)	825	(8)	2,209	(69)
Special revenue and assessment	—	—	10,920	(1,321)	10,920	(1,321)
Industrial and miscellaneous	77,267	(5,146)	1,113,070	(197,578)	1,190,337	(202,724)
Total bonds	96,082	(5,480)	1,286,828	(231,625)	1,382,910	(237,105)
Preferred and common stocks	210	(229)	13,384	(1,617)	13,594	(1,846)
Total	$96,292	(5,709)	1,300,212	(233,242)	1,396,504	(238,951)

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2023
Bonds:
U.S. government	$—	—	21,266	(1,768)	21,266	(1,768)
All other governments	—	—	7,722	(1,254)	7,722	(1,254)
States, territories and possessions	8,163	(78)	150,509	(27,153)	158,672	(27,231)
Political subdivisions of states	1,437	(8)	1,056	(10)	2,493	(18)
Special revenue and assessment	—	—	13,454	(1,185)	13,454	(1,185)
Industrial and miscellaneous	79,651	(3,657)	1,250,543	(200,324)	1,330,194	(203,981)
Hybrid securities	—	—	1,974	(26)	1,974	(26)
Total bonds	89,251	(3,743)	1,446,524	(231,720)	1,535,775	(235,463)
Preferred and common stocks	251	(188)	13,198	(1,802)	13,449	(1,990)
Total	$89,502	(3,931)	1,459,722	(233,522)	1,549,224	(237,453)

33

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position based on the percentage of fair value compared to book adjusted carrying value for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2024
99.9%-80%:
U.S. government	$(14)	(1,649)	(1,663)
All other governments	—	(989)	(989)
States, territories and possessions	(259)	(8,303)	(8,562)
Political subdivisions of states	(61)	(8)	(69)
Special revenue and assessment	—	(1,321)	(1,321)
Industrial and miscellaneous	(1,746)	(72,829)	(74,575)
Below 80%:
All other governments	—	(792)	(792)
States, territories and possessions	—	(20,985)	(20,985)
Industrial and miscellaneous	(3,400)	(124,749)	(128,149)
Total	$(5,480)	(231,625)	(237,105)

	Less than 12 months	12 months or longer	Total
2023
99.9%-80%:
U.S. government	$—	(1,768)	(1,768)
All other governments	—	(1,254)	(1,254)
States, territories and possessions	(78)	(8,011)	(8,089)
Political subdivisions of states	(8)	(10)	(18)
Special revenue and assessment	—	(1,185)	(1,185)
Industrial and miscellaneous	(2,398)	(85,468)	(87,866)
Hybrid securities	—	(26)	(26)
Below 80%:
States, territories and possessions	—	(19,142)	(19,142)
Industrial and miscellaneous	(1,259)	(114,856)	(116,115)
Total	$(3,743)	(231,720)	(235,463)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

34

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security has an OTTI. Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that have an OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

35

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following table presents investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2024
Industrial and miscellaneous	$13,783	(707)	187,494	(15,107)	201,277	(15,814)
2023
Industrial and miscellaneous	$7,523	(17)	223,641	(24,653)	231,164	(24,670)

Current Year Evaluation

Total unrealized losses increased from December 31, 2023 to December 31, 2024 due mainly to the increase in intermediate term interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2024 and 2023 reflect temporary fluctuations in economic factors (including interest related declines) that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 110% of the loan at the time the loan is made. The carrying amounts of the total mortgage loan portfolio as of December 31, 2024 and 2023 were:

	2024	2023
Mortgage loans
Commercial mortgage loans	$435,132	462,269
Residential mortgage loans	87,221	818
Total carrying value	$522,353	463,087

36

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The minimum and maximum gross lending rates for mortgage loans for the years ended December 31 were:

	Commercial		Residential
	2024	2023	2024	2023
Minimum	3.0%	5.2%	4.7%	4.7%
Maximum	7.1	6.5	10.1	4.7

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. At December 31, 2024 and 2023, the distribution of the mortgage loan portfolio by property type and geographic location was as follows:

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Industrial	$121,621	23.3%	109,108	23.6%
Office buildings	57,305	11.0%	61,344	13.2%
Retail facilities	168,487	32.3%	171,448	37.0%
Apartment buildings	57,468	11.0%	56,766	12.3%
Hotels	5,106	1.0%	5,463	1.2%
Other	25,145	4.8%	58,140	12.6%
Total commerical	435,132	83.4%	462,269	99.9%
Residential	87,221	16.6%	818	0.1%
Total	$522,353	100.0%	463,087	100.0%

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
Central	$207,541	39.7%	209,007	45.1%
Pacific	64,082	12.3%	43,180	9.3%
Mid Atlantic	42,131	8.1%	41,504	9.0%
Mountain	56,349	10.8%	55,334	11.9%
South Atlantic	145,668	27.9%	111,268	24.0%
New England	4,104	0.8%	2,794	0.6%
Other	2,478	0.5%	—	—%
Total	$522,353	100.0%	463,087	100.0%
37

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2024
0% - 50%	$145,181	22,621	38,078	41,796	18,264	7,572	273,512
50% - 60%	10,725	8,854	15,181	16,953	16,714	1,895	70,322
60% - 70%	—	6,527	9,824	18,898	1,023	—	36,272
70% - 80%	—	—	—	14,520	4,613	1,702	20,835
80% and greater	—	—	—	14,254	9,172	10,765	34,191
Total	$155,906	38,002	63,083	106,421	49,786	21,934	435,132
2023
0% - 50%	$122,964	50,044	44,447	47,082	25,731	2,130	292,398
50% - 60%	7,185	5,612	15,186	35,709	4,222	2,035	69,949
60% - 70%	—	—	4,511	13,102	6,824	6,114	30,551
70% - 80%	—	—	—	9,609	10,592	11,876	32,077
80% and greater	—	—	—	7,584	20,294	9,416	37,294
Total	$130,149	55,656	64,144	113,086	67,663	31,571	462,269

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2024 and 2023.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

38

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Residential Mortgage Loans

The Company performs an annual performance review of the domestic residential mortgage loan portfolio. For residential mortgage loans, the Company’s primary quality indicator is whether the loan is performing or nonperforming. For Residential Mortgage Loans nonperforming is defined as those loans that are 60 or more days past due/or in nonaccrual status. Generally nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

The following table summarizes the residential mortgage loan portfolio, net of allowance, performing and nonperforming positions which was last updated as of December 31:

	2024	2023
Residential mortgage loans
Performing	$87,221	818
Nonperforming	—	—
Total	$87,221	818

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 90% in 2024 and 2023.

Mortgage Loan Aging

The table below depicts the mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2024
Commercial	$—	—	—	—	435,132	435,132	—
Residential	—	—	—	—	87,221	87,221	—
Total	$—	—	—	—	522,353	522,353	—
2023
Commercial	$—	—	—	—	462,269	462,269	—
Residential	—	—	—	—	818	818	—
Total	$—	—	—	—	463,087	463,087	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2024 or 2023. There were no mortgage loan write-downs in 2024, 2023 or 2022. The Company did not have an allowance for credit losses at December 31, 2024 or 2023.

39

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Residential mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once residential mortgages are classified as nonaccrual loans, interest income is recognized under the cash basis.

The Company had no mortgage loans on nonaccrual status as of December 31, 2024 or 2023.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2024, 2023 or 2022.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2024 or 2023.

No mortgages were sold to CII in 2024, 2023 or 2022.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

As of December 31, 2024 and 2023, the Company received $27,784 and $66,540, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2024 and 2023. The estimated fair value of loaned securities was $27,751 and $66,397 as of December 31, 2024 and 2023, respectively.

40

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2024
Bonds	$(287)	2	(285)
Common stocks	—	(157)	(157)
Derivative instruments	3,387	35	3,422
Other	—	2,223	2,223
Total	3,100	2,103	5,203
Less amount credited to interest maintenance reserve	15	—	15
Net (losses) gains before tax	3,085	2,103	5,188
Taxes on investment (losses) gains	(83)	32	(51)
Admitted deferred tax asset	—	(32)	(32)
Net gains after tax	$3,002	2,103	5,105

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2023
Bonds	$(2,839)	(18)	(2,857)
Common stocks	—	(4)	(4)
Derivative instruments	431	2,492	2,923
Other	—	88	88
Total	(2,408)	2,558	150
Less amount credited to interest maintenance reserve	(1,680)	—	(1,680)
Net (losses) gains before tax	(728)	2,558	1,830
Taxes on investment (losses) gains	948	(657)	291
Admitted deferred tax asset	—	657	657
Net losses after tax	$220	2,558	2,778

41

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2022
Bonds	$(3,592)	(8)	(3,600)
Common stocks	39	(1,570)	(1,531)
Derivative instruments	(1,457)	(2,317)	(3,774)
Other	—	(794)	(794)
Total	(5,010)	(4,689)	(9,699)
Less amount credited to interest maintenance reserve	326	—	326
Net losses before tax	(5,336)	(4,689)	(10,025)
Taxes on investment losses	(267)	1,009	742
Admitted deferred tax asset	—	(1,009)	(1,009)
Net gains after tax	$(5,603)	(4,689)	(10,292)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $77, $24 and $3,879 for the years ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024, securities with a carrying value of $3,031, which have a cumulative write-down of $2,412 due to OTTI, remained in the Company’s investment portfolio.

Included in the write downs for OTTI are write downs for OTTI on loan-backed and structured securities of $77, $24 and $206 for 2024, 2023 and 2022, respectively. The table below lists each security that recognized an OTTI in 2024 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized OTTI in Current Period	Amortized Cost After OTTI	Fair Value	Date of Financial Statement When Reported
12668AMN2	$448	371	77	371	346	12/31/2024
Total	$448	371	77	371	346

42

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2024, 2023 and 2022 were $93,289, $87,044 and $88,665, respectively. Gross gains of $152, $126 and $191 and gross losses of $271, $2,931 and $146 were realized on those transactions in 2024, 2023 and 2022, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity index call options to economically hedge liabilities embedded in indexed universal life products.

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2024
Equity index call options	$7,369	235,153	—	—
Total	$7,369	235,153	—	—
2023
Equity index call options	$6,521	201,310	—	—
Total	$6,521	201,310	—	—

*	Included in derivatives

**	Included in other liabilities
43

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2024		2023
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$490	14	645	27
Ordinary renewal	64,686	107,137	68,835	117,156
Total	$65,176	107,151	69,480	117,183

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable universal life.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $293,195 and $271,216, respectively. These assets are legally insulated from the general account and are attributed to variable universal life.

At December 31, 2024 and 2023, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2024 and 2023, the general account of the Company had a maximum guarantee for separate account liabilities of $0.

44

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2024	$39
2023	41
2022	45
2021	48
2020	51

As of December 31, 2024, 2023 and 2022, the general account of the Company did not make any payments towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2024	2023	2022
Premiums, considerations or deposits for year end	$6,778	7,555	8,554

	2024	2023
Reserves for accounts with assets at:
Market value	$289,076	268,683
Amortized cost	6,313	4,762
Total reserves	$295,389	273,445
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	295,389	273,445
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	295,389	273,445
Not subject to discretionary withdrawal	—	—
Total reserves	$295,389	273,445

45

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2024	2023	2022
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$6,735	7,332	8,528
Transfers from separate accounts	(34,698)	(33,650)	(23,512)
Net transfers from separate accounts before reconciling adjustments	(27,963)	(26,318)	(14,984)
Reconciling adjustments:
Policyholder charges	9,040	9,631	10,151
Other, net	(682)	(577)	(854)
Net transfers from separate accounts	$(19,605)	(17,264)	(5,687)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for traditional life policies and contracts, accident and health policies, universal life policies and investment contracts.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 6.0%.

Reserves are calculated using withdrawal, discount, mortality and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

46

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2024:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	19,478	—	19,478	74.6%
Not subject to discretionary withdrawal	6,636	—	6,636	25.4%
Total, gross	26,114	—	26,114	100.0%
Reinsurance ceded	10,236	—	10,236
Total, net	$15,878	—	15,878

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	(114)	—	(114)	0.0%
Not subject to discretionary withdrawal	352,830	—	352,830	100.0%
Total, gross	352,716	—	352,716	100.0%
Reinsurance ceded	—	—	—
Total, net	$352,716	—	352,716

47

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2024:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$15,235
Supplementary contracts with life contingencies, net	643
Deposit-type contracts	352,716
Subtotal	368,594
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$368,594

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$3,537,836	3,384,440	3,545,803	—	—	—
Universal life	162,482	160,945	328,243	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life with secondary guarantees	171,077	100,219	145,305	—	—	—
Indexed life	5,099	2,810	4,079	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	44,391	42,114	44,937	293,195	293,195	295,389
Miscellaneous reserves	—	—	1,747	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,283,233	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	20,187	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,973	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	6,094	XXX	XXX	—
Total, gross	3,920,885	3,690,528	5,394,601	293,195	293,195	295,389
Reinsurance ceded	1,791,737	1,790,762	3,260,066	—	—	—
Total, net	$2,129,148	1,899,766	2,134,535	293,195	293,195	295,389

48

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2024:

Life, accident and health Annual Statement:
Life insurance, net	$2,134,535
Separate Accounts Annual Statement:
Life insurance, net	295,389
Total life reserves, net	$2,429,924

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2023:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	22,675	—	22,675	76.9%
Not subject to discretionary withdrawal	6,811	—	6,811	23.1%
Total, gross	29,486	—	29,486	100.0%
Reinsurance ceded	12,727	—	12,727
Total, net	$16,759	—	16,759

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	(110)	—	(110)	0.0%
Not subject to discretionary withdrawal	353,600	—	353,600	100.0%
Total, gross	353,490	—	353,490	100.0%
Reinsurance ceded	—	—	—
Total, net	$353,490	—	353,490

49

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2023:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$16,028
Supplementary contracts with life contingencies, net	731
Deposit-type contracts	353,490
Subtotal	370,249
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$370,249

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,871,354	3,529,226	3,703,180	—	—	—
Universal life with secondary guarantees	173,460	170,703	339,809	—	—	—
Indexed universal life with secondary guarantees	142,380	82,630	113,690	—	—	—
Indexed life	2,355	1,829	2,355	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	44,035	41,137	44,243	271,216	271,216	273,445
Miscellaneous reserves	—	—	1,824	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,392,576	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	21,424	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,588	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	6,825	XXX	XXX	—
Total, gross	4,233,584	3,825,525	5,640,514	271,216	271,216	273,445
Reinsurance ceded	1,942,932	1,941,029	3,506,759	—	—	—
Total, net	$2,290,652	1,884,496	2,133,755	271,216	271,216	273,445

50

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2023:

Life, accident and health Annual Statement:
Life insurance, net	$2,133,755
Separate Accounts Annual Statement:
Life insurance, net	273,445
Total life reserves, net	$2,407,200

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2024	2023	2022
Claim reserves, beginning of year	$85,512	83,709	70,041
Less reinsurance recoverables	(2,926)	(2,440)	(2,684)
Net claim reserves, beginning of year	82,586	81,269	67,357
Claims paid related to:
Current year	(146)	(150)	(151)
Prior years	(11,062)	(11,865)	(10,825)
Total claims paid	(11,208)	(12,015)	(10,976)
Incurred related to:
Current year’s incurred	14,128	19,617	20,017
Current year’s interest	259	367	384
Prior years’ incurred	(3,998)	(9,786)	1,798
Prior years’ interest	3,131	3,134	2,689
Total incurred	13,520	13,332	24,888
Net claim reserves, end of year	84,898	82,586	81,269
Plus reinsurance recoverables	1,510	2,926	2,440
Claims reserves, end of year	$86,408	85,512	83,709

51

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliates. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2024 and 2023, a non-affiliated reinsurer held a letter of credit of $554 and $590, respectively. As of December 31, 2024 and 2023, affiliated reinsurers held assets in trust with an estimated fair value of $444,467 and $456,040, respectively, as discussed in more detail below.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third-party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of this transaction, bonds and cash carried at the amount of $1,020,653 were transferred to the reinsurer, resulting in a pre-tax realized gain of $71,585 for the year ended December 31, 2019. This transaction resulted in IMR of $58,109 being transferred to the reinsurer by the Company..

Effective December 31, 2021, the Company entered into a coinsurance funds withheld/yearly renewable term reinsurance agreement with a third-party reinsurer certified in the State of Ohio in which the Company ceded term insurance policies. The treaty contained a provision for statutory surplus relief of $4,500 as the initial ceding commission to offset the first year policy expenses. The initial ceding commission will be repaid, with interest, over a three year period. The transaction resulted in a deferred reinsurance gain of $4,510 that was recorded to unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The deferred reinsurance gain was fully amortized into income in 2023.

52

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Affiliate Reinsurance

ALIC assumes certain accident and health insurance policies and BOLI policies issued by the Company, but ceased reinsuring new policies in October 2016. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, and Camargo Re Captive, Inc. (“CMGO”), an affiliated reinsurer, assume certain term life policies issued by the Company.

As noted above, the Company participates in various reinsurance agreements where term life policies and universal life policies with secondary guarantees are ceded to affiliated captive reinsurers. The applicable standard for reinsurance agreements between the Company and affiliated captives MONT and KENW is the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“the Model Regulation”), as defined in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. MONT and KENW are exempt from Actuarial Guideline 48 (“AG 48”) under the grandfathering provision. The following tables summarize the reserve credit taken and the assets supporting the XXX and AXXX reserves ceded by the Company to MONT and KENW:

2024
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$188,998	129,992	94,573	224,565	35,567
MONT	XXX	7/1/2012	100,156	68,887	50,481	119,368	19,212
KENW	XXX	12/31/2013	475,601	233,864	280,531	514,395	38,794

2023
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$188,627	125,578	96,652	222,230	33,603
MONT	XXX	7/1/2012	107,342	71,569	55,439	127,008	19,666
KENW	XXX	12/31/2013	512,287	247,154	309,227	556,381	44,094

The Company’s affiliated captive CMGO is AG48 compliant and CMGO is an authorized reinsurer in Ohio.

For CMGO’s contracts, funds called primary security assets (“PSL assets”) are required to be held at levels specified in the Model Regulation. These funds, consisting of cash and NAIC 1-3 rated securities, are held on behalf of the Company as security under the reinsurance agreement on a trust basis, and are maintained at an amount greater than the required level of PSL assets. Funds called other security assets (“OS assets”) are also held, consisting primarily of a stop loss agreement, at a level at least equal to the difference between statutory reserves and the amount of the PSL assets. The following tables include additional information pertaining to the XXX reserves ceded by the Company to CMGO as of December 31, 2024 and 2023:

53

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

2024
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$394,156	196,761	242,360	(151,796)	196,731	44,935

2023
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$383,337	188,442	233,258	(150,079)	194,858	44,779

Further information on the activities related to ALAC’s ceded business is as follows for the years ended December 31:

	2024		2023		2022
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Premiums ceded	$103,412	103,522	112,119	111,396	125,250	128,759
Benefits incurred	99,070	116,061	127,255	150,052	98,928	159,449
Commission and expense allowance	22,776	1,967	18,531	10,965	32,575	14,894

	2024		2023
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Reserves for future policy benefits	$1,941,829	1,440,862	2,062,941	1,573,425
Policy and contract claims payable	21,866	18,952	26,233	11,525
Reinsurance recoverable	—	(85)	—	(22)

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one in force block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and includes policies issued within this block through December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019. CMGO provides security under the reinsurance agreement to back the ceded reserve credit taken by the Company by supporting both the required level of primary security (“PSL”) and the required level of other security pursuant to AG48. The PSL is secured by assets in trust comprised of corporate and government bonds, collateralized mortgage obligations and cash. The other security is supported by a stop loss asset provided through an external reinsurance agreement.

54

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

Effective July 1, 2012, the Company amended the existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 and June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment.

Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

55

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Net traditional life and accident and health insurance premiums earned are summarized as follows for the years ended December 31:

	2024	2023	2022
Direct premiums earned	$460,824	492,621	487,301
Reinsurance assumed	71	110	156
Reinsurance ceded	(206,933)	(223,515)	(254,009)
Net premiums earned	$253,962	269,216	233,448

(14)	Bank Line of Credit

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. On July 2, 2024 the credit facility was amended which reduced fees, included changes to the commitment levels of banks involved in the agreement and extended the maturity date to July 2029. CII did not utilize this facility as of December 31, 2024 or 2023 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2024, 2023 and 2022.

56

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Gross deferred tax assets	$106,574	722	107,296
Statutory valuation allowance adjustments	(41)	—	(41)
Adjusted gross deferred tax assets	106,533	722	107,255
Nonadmitted deferred tax assets	(51,027)	—	(51,027)
Admitted deferred tax assets	55,506	722	56,228
Deferred tax liabilities	(24,422)	(1,432)	(25,854)
Admitted deferred tax assets, net	$31,084	(710)	30,374

2023
Gross deferred tax assets	$105,706	626	106,332
Statutory valuation allowance adjustments	(41)	—	(41)
Adjusted gross deferred tax assets	105,665	626	106,291
Nonadmitted deferred tax assets	(46,373)	—	(46,373)
Admitted deferred tax assets	59,292	626	59,918
Deferred tax liabilities	(27,695)	(1,244)	(28,939)
Admitted deferred tax assets, net	$31,597	(618)	30,979

Change
Gross deferred tax assets	$868	96	964
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	868	96	964
Nonadmitted deferred tax assets	(4,654)	—	(4,654)
Admitted deferred tax assets	(3,786)	96	(3,690)
Deferred tax liabilities	3,273	(188)	3,085
Admitted deferred tax assets, net	$(513)	(92)	(605)

57

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	30,374
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	34,708
Lesser of (1) or (2)	30,374	—	30,374
Deferred tax liabilities	24,422	1,432	25,854
Admitted deferred tax assets as the result of application of SSAP No. 101	$54,796	1,432	56,228

2023
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	30,979
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	33,857
Lesser of (1) or (2)	30,979	—	30,979
Deferred tax liabilities	27,695	1,244	28,939
Admitted deferred tax assets as the result of application of SSAP No. 101	$58,674	1,244	59,918

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	(605)
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	851
Lesser of (1) or (2)	(605)	—	(605)
Deferred tax liabilities	(3,273)	188	(3,085)
Admitted deferred tax assets	$(3,878)	188	(3,690)
58

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2024	2023	Change
Ratio percentage used to determine recovery period and threshold limitation amount in above adjusted gross deferred tax assets	762.70%	669.60%	93.10%
Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$257,931	249,774	8,157

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2023
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

59

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2024	2023	2022
Current year federal tax expense (benefit) - ordinary income	$3,850	9,286	(349)
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	3,850	9,286	(349)
Current year tax expense (benefit) - net realized capital gains	86	(1,301)	335
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$3,936	7,985	(14)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2024	2023	2022	Change from 2023	Change from 2022
Ordinary:
Unearned premium reserve	$363	359	352	4	7
Policyholder reserves	41,698	44,764	39,266	(3,066)	5,498
Deferred acquisition costs	58,940	53,855	48,165	5,085	5,690
Section 807(f) reserves	—	3,556	4,749	(3,556)	(1,193)
Policyholder reserves - tax reform transition	—	2,192	3,288	(2,192)	(1,096)
Other	5,573	980	1,590	4,593	(610)
Ordinary deferred tax assets	106,574	105,706	97,410	868	8,296
Statutory valuation allowance adjustment	(41)	(41)	(54)	—	13
Nonadmitted ordinary deferred tax assets	(51,027)	(46,373)	(42,888)	(4,654)	(3,485)
Admitted ordinary deferred tax assets	55,506	59,292	54,468	(3,786)	4,824
Capital:
Investments	277	188	739	89	(551)
Net capital loss carryforward	445	438	167	7	271
Capital deferred tax assets	722	626	906	96	(280)
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	—	(117)	—	117
Admitted capital deferred tax assets	722	626	789	96	(163)
Admitted deferred tax assets	$56,228	59,918	55,257	(3,690)	4,661

(continued on the next page)

60

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Deferred tax liabilities:	2024	2023	2022	Change from 2023	Change from 2022
Ordinary:
Section 807(f) adjustment	$1,498	3,150	—	(1,652)	3,150
Deferred and uncollected premiums	22,213	24,309	25,249	(2,096)	(940)
Investments	686	236	—	450	236
Other	25	—	—	25	—
Ordinary deferred tax liabilities	24,422	27,695	25,249	(3,273)	2,446
Capital:
Investments	723	495	—	228	495
Real estate	709	749	789	(40)	(40)
Unrealized capital gains	—	—	—	—	—
Capital deferred tax liabilities	1,432	1,244	789	188	455
Deferred tax liabilities	25,854	28,939	26,038	(3,085)	2,901
Admitted deferred tax assets, net	$30,374	30,979	29,219	(605)	1,760

There was a statutory valuation allowance adjustment to gross deferred tax assets of $41 for the period ended December 31, 2024. There was a statutory valuation allowance adjustment to gross deferred tax assets of $41 for the period ended December 31, 2023.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in the net deferred income taxes of December 31 is comprised of the following:

	2024	2023	2022	Change from 2023	Change from 2022
Total deferred tax assets	$107,296	106,332	98,316	964	8,016
Total deferred tax liabilities	(25,854)	(28,939)	(26,038)	3,085	(2,901)
Net deferred tax assets	81,442	77,393	72,278	4,049	5,115
Statutory valuation allowance adjustment	(41)	(41)	(54)	—	13
Net deferred tax assets	81,401	77,352	72,224	4,049	5,128
Tax effect of unrealized losses	221	254	(403)	(33)	657
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$81,622	77,606	71,821	4,016	5,785
61

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2024	2023	2022
Tax provision at statutory rate	$7,232	9,638	7,150
Reinsurance surplus adjustment	(5,152)	(3,955)	(4,051)
Dividends received deduction	(229)	(270)	(238)
Interest maintenance reserve	(658)	(1,257)	(1,075)
Tax Credits	(89)	(144)	(230)
Transfer pricing	(1,116)	(1,733)	(2,529)
Change in reserve valuation	—	—	(754)
Tax exempt income	(104)	(78)	(108)
Other	36	(1)	132
Total statutory taxes	$(80)	2,200	(1,703)
Provision (benefit) for federal income taxes	$3,850	9,286	(349)
Tax on capital gains	86	(1,301)	335
Change in net deferred income tax	(4,016)	(5,785)	(1,689)
Total statutory taxes	$(80)	2,200	(1,703)

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes paid (including tax on capital gains) were $8,316 during the year ended December 31, 2024. Total federal income taxes paid (including tax on capital gains) was $15,734 during the year ended December 31, 2023. Total federal income taxes received was $11,756 during the year ended December 31, 2022.

As of December 31, 2024, there are no operating losses and capital loss carryforwards of $2,116 available for tax purposes which will start expiring in 2027, while, as of December 31, 2023, there are no net operating losses and capital loss carryforwards of $2,085 available for tax purposes expiring in 2027. As of December 31, 2024 and 2023, the Company has valuation allowances of $41 and $41. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards. As of December 31, 2024 and 2023, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2024 and 2023, the Company has tax credit carryforwards of $41 and $82 which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

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AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ALIC, National Security Life and Annuity Company (“NSLAC”), MONT, KENW, Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and CMGO and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2021, 2022 and 2023 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($3,000 par value) authorized. 3,200 shares were issued and outstanding of Class A common stock as of December 31, 2024 and 2023. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ALIC, during 2024, 2023 and 2022.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2024 and 2023 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ALAC to its parent, ALIC, is limited by Ohio insurance laws. The maximum dividend that may be paid to ALIC without prior approval of the Director of Insurance is limited to the greater of ALAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $30,000 may be paid by ALAC to ALIC in 2025 without prior approval. ALAC declared and paid ordinary dividends to ALIC of $0, $0 and $20,000 in 2024, 2023 and 2022, respectively. No extraordinary dividends were declared or paid during 2024, 2023 and 2022.

63

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(17)	Additional Financial Instruments Disclosures

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds, limited partnerships and limited liability companies of $66,031 and $44,577 as of December 31, 2024 and 2023, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(18)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with ALIC, is currently a party to an arbitration proceeding with a third-party reinsurer concerning a dispute with the reinsurer’s rate increase across several treaties. The Company is vigorously pursuing its position against the rate increase in the arbitration. The outcome of the arbitration proceeding is inherently uncertain, and the outcome thereof cannot be predicted. There can be no assurance that there will be a successful outcome in the arbitration and that the overall cost of the reinsurance treaties will not materially increase.

(19)	Related Party Transactions

The Company has an agreement to receive services for personnel, data processing, and supplies from ALIC. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $47,752, $59,377 and $55,984 in 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, ALIC owed ALAC $1,200 and ALAC owed ALIC $3,739, respectively.

During 2024, the Company entered into an investment management agreement with CINV, an affiliate. The Company owed CINV $1,479 at December 31, 2024, as recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Charges for all services from CINV totaled $4,360 for the year ended December 31, 2024.

64

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ALIC maintains a common checking account. It is ALIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ALIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ALIC for the other parties such as ALAC. Settlement is made daily for each party’s needs from or to the common account. It is ALIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ALIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2024, 2023 and 2022 was $1,800, $1,293 and $0, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. At December 31, 2024 and 2023, respectively, ALAC had $32,426 and $12,605 in the common account agreement. This amount was included in receivable from parent, subsidiaries and affiliates in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(20)	Accounting Changes and Corrections of Errors

Corrections of errors, net of tax - deferred coinsurance gain

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error relating to the amortization of deferred gains on reinsurance contracts. At inception of two reinsurance agreements with external reinsurers, the Company recognized deferred coinsurance gains in unassigned surplus that were to be amortized into earnings as profits emerged. In 2024, the Company identified errors related to the amortization of those deferred coinsurance gains that resulted in an understatement of deferred coinsurance gain amortization of $14,958 for the year-ended December 31, 2023 and $15,399 for years prior to 2023. The Company concluded that the errors were immaterial to previously issued statutory financial statements.

Pursuant to SSAP No 3, Accounting Changes and Corrections of Errors, the cumulative prior period surplus impact of these immaterial errors has been recorded in the accompanying Statutory Statements of Changes in Capital and Surplus to amend unassigned surplus as of January 1, 2024. As of January 1, 2024, there is no net error to unassigned surplus as of December 31, 2023 because the effect of these adjustments is an increase to unassigned surplus of $30,357 for the Correction of errors, net of tax – deferred coinsurance gain amount and a $30,357 decrease to unassigned surplus for the Change in deferred coinsurance gain - prior period error amount.

Corrections of errors, net of tax

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error relating to the recording of expenses identified during the implementation of a new reconciliation software. The events contributing to the overstatement of expenses impact surplus as follows:

General insurance expenses	$(376)
Provision for federal income taxes	79
Decrease in surplus	$(297)

65

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error related to premiums and commission allowances ceded. The events impacted surplus as follows:

Premiums and other considerations: Life and annuity	$601
Provision for federal income taxes	(126)
Increase in surplus	$475

The Company’s December 31, 2023 financial statements reflect the correction of a prior period error relating to the recording of disability income direct and ceded reserves. As of December 31, 2022, net reserves were overstated by $242. As a result, surplus was understated by $191. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$242
Provision for federal income taxes	(51)
Correction of error, net of tax	$191

The Company’s December 31, 2022 statutory financial statements reflect the correction of a prior period error relating to the recording of term direct and ceded reserves. As of December 31, 2021, direct and net reserves were overstated by $2,522. As a result, surplus was understated by $1,992 The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,522
Provision for federal income taxes	(530)
Correction of error, net of tax	$1,992

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

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Schedule I

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2024

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$8,162	7,498	8,162
Obligations of states and political subdivisions	198,198	168,908	198,198
Debt securities issued by foreign governments	7,978	6,198	7,978
Corporate securities	1,364,017	1,181,138	1,364,017
Asset-backed securities	254,037	243,197	254,037
Mortgage-backed securities	128,317	125,142	128,317
Total fixed maturity available-for-sale securities	1,960,709	1,732,081	1,960,709
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	18,831	18,602	18,602
Nonredeemable preferred stocks	16,553	14,936	16,553
Total equity securities at fair value	35,384	33,538	35,155
Mortgage loans on real estate, net	522,353		522,353
Contract loans	139,119		139,119
Cash and cash equivalents	41,357		41,357
Receivables for securities	66		66
Other long-term investments	54,388		58,508	[2]
Short-term investments securities lending collateral	27,784		27,784
Total investments	$2,781,160		2,785,051

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and special purpose vehicles.

See accompanying report of independent registered public accounting firm.

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Schedule III

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2024, 2023 and 2022
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned Premiums	Other policy claims and benefits payable	Premium revenue
2024:
Individual life insurance	$—	2,134,154	452	20,740	225,014
Pension and annuities	—	368,709	—	—	1,264
All other	—	114,632	562	594	27,684
Total	$—	2,617,495	1,014	21,334	253,962
2023:
Individual life insurance	$—	2,133,375	439	16,587	239,472
Pension and annuities	—	370,360	—	—	143
All other	—	110,702	644	670	29,601
Total	$—	2,614,437	1,083	17,257	269,216
2022:
Individual life insurance	$—	2,120,998	581	12,545	204,060
Pension and annuities	—	302,761	—	—	201
All other	—	105,346	406	821	29,187
Total	$—	2,529,105	987	13,366	233,448

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premium written[3]
2024:
Individual life insurance	$94,972	223,782	—	81,512
Pension and annuities	17,713	11,993	—	67
All other	3,431	26,303	—	14,675
Total	$116,116	262,078	—	96,254
2023:
Individual life insurance	$92,162	223,385	—	82,909
Pension and annuities	14,171	8,221	—	154
All other	7,327	21,511	—	17,339
Total	$113,660	253,117	—	100,402
2022:
Individual life insurance	$92,361	163,290	—	78,298
Pension and annuities	9,833	6,574	—	98
All other	5,296	32,272	—	26,709
Total	$107,490	202,136	—	105,105

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

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Schedule IV

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Reinsurance

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2024:
Life insurance in force	$129,866,988	112,151,058	—	17,715,930	—%
Premiums:
Life insurance	416,692	191,678	—	225,014	—%
Pension and annuities	1,264	—	—	1,264
Accident and health insurance	42,870	15,257	71	27,684	0.3%
Total	$460,826	206,935	71	253,962	—%
2023:
Life insurance in force	$140,448,176	122,916,698	—	17,531,478	—%
Premiums:
Life insurance	446,251	206,779	—	239,472	—%
Pension and annuities	143	—	—	143
Accident and health insurance	46,228	16,737	110	29,601	0.4%
Total	$492,622	223,516	110	269,216	—%
2022:
Life insurance in force	$149,796,187	132,133,639	—	17,662,548	—%
Premiums:
Life insurance	440,780	236,720	—	204,060	—%
Pension and annuities	201	—	—	201
Accident and health insurance	46,321	17,290	156	29,187	0.5%
Total	$487,302	254,010	156	233,448	0.1%

See accompanying report of independent registered public accounting firm.

69

Schedule V

AUGUSTAR LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2024:
Valuation allowances – None	$—	—	—	—	—
2023:
Valuation allowances – None	$—	—	—	—	—
2022:
Valuation allowances – None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.

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